SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Hanger Orthopedic Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

HANGER ORTHOPEDIC GROUP, INC.
Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

April 12, 2006

Dear Stockholder:

We are pleased to invite you to attend our Annual Meeting of Stockholders. It will be held on Friday, May 12, 2006, at 10:00 a.m. local time, at the Renaissance Mayflower Hotel, 1127 Connecticut Avenue, NW, Washington, D.C. The primary business of the meeting will be to:

•	elect nine directors;

•	approve an amendment to our 2002 Stock Incentive Plan to increase the number of shares issuable thereunder by 2,700,000 shares; and

•	approve an amendment to our 2003 Non-Employee Directors’ Stock Incentive Plan to provide for (i) an automatic annual grant of 8,500 restricted shares of common stock to eligible directors in lieu of the current equity component of a director’s compensation and (ii) an automatic annual grant of 2,000 restricted shares of common stock to the lead non-management director.

A Notice of the Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting whether or not you plan to attend. Therefore, we urge you to vote your proxy electronically by the Internet or telephone, or sign and date the enclosed proxy card and mail it promptly in the return-addressed, postage-prepaid envelope provided for your convenience.

Sincerely,

Ivan R. Sabel
Chairman of the Board
and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY TELEPHONE, INTERNET OR MAIL. IT IS THE BOARD’S RECOMMENDATION THAT SHAREHOLDERS VOTE FOR THE PERSONS IT HAS NOMINATED TO SERVE AS DIRECTORS AND FOR THE PROPOSED AMENDMENTS TO THE 2002 STOCK INCENTIVE PLAN AND THE 2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN.

HANGER ORTHOPEDIC GROUP, INC.
Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders of Hanger Orthopedic Group, Inc., a Delaware corporation (“Hanger” or the “Company”), will be held at the Renaissance Mayflower Hotel, 1127 Connecticut Avenue, NW, Washington, D.C. on Friday, May 12, 2006, at 10:00 a.m. local time, for the following purposes:

1. to elect nine persons to serve as directors of the Company for the ensuing year;

2. to approve a proposed amendment to the Company’s 2002 Stock Incentive Plan to increase by 2,700,000 shares the number of shares of the Company’s common stock authorized for possible issuance under such plan;

3. to approve a proposed amendment to the Company’s 2003 Non-Employee Directors’ Stock Incentive Plan to provide for (i) an automatic annual grant of 8,500 restricted shares of common stock to eligible directors in lieu of the current equity component of a director’s compensation and (ii) an automatic annual grant of 2,000 restricted shares of common stock to the lead non-management director; and

4. to transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 29, 2006, are entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

Jason P. Owen
Vice President, Treasurer and
Corporate Secretary

April 12, 2006

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM FOR THE MEETING. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, REVOKE THE PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL
PROPOSAL ONE — ELECTION OF DIRECTORS
PROPOSAL TWO — APPROVAL OF AMENDMENT TO 2002 STOCK INCENTIVE PLAN
PROPOSAL THREE — APPROVAL OF AMENDMENT TO THE 2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN
AUDIT COMMITTEE REPORT
PRINCIPAL STOCKHOLDERS
STOCK PERFORMANCE CHART
LEGAL PROCEEDINGS
SECTION 16( a ) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
YEAR 2007 STOCKHOLDER PROPOSALS
OTHER MATTERS
Appendix 1
Appendix 2
Appendix 3

HANGER ORTHOPEDIC GROUP, INC.
Two Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hanger Orthopedic Group, Inc., a Delaware corporation (“Hanger” or the “Company”), of proxies of stockholders to be voted at the Annual Meeting of Stockholders to be held at the Renaissance Mayflower Hotel, 1127 Connecticut Avenue, NW, Washington, D.C. at 10:00 a.m., local time, on Friday, May 12, 2006, and any and all adjournments thereof.

Any stockholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are being mailed or given on or about April 12, 2006, to stockholders of record of the Company on March 29, 2006.

VOTING SECURITIES

As of March 29, 2006, a total of 21,917,576 shares of common stock of the Company, par value $.01 per share (“Common Stock”), which is the only class of voting securities of the Company, were issued and outstanding. At the Annual Meeting or any adjournment thereof, all holders of record of the Common Stock as of the close of business on March 29, 2006, will be entitled to one vote for each share held upon the matters listed in the Notice of Annual Meeting. Cumulative voting is not permitted.

Shares of Common Stock represented by proxy at the Annual Meeting will be voted according to the instructions, if any, given in the proxy. Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nine nominees for director listed herein (or their substitutes in the event any of the nominees is unavailable for election); (2) FOR the approval of the proposed amendment to the Company’s 2002 Stock Incentive Plan to increase the number of shares of Common Stock issuable under such plan by 2,700,000 shares; (3) FOR the approval of the proposed amendment to the Company’s 2003 Non-Employee Directors’ Stock Incentive Plan to provide for (i) an automatic annual grant of 8,500 restricted shares of Common Stock to eligible directors in lieu of the current equity component of a director’s compensation and (ii) an automatic annual grant of 2,000 restricted shares of Common Stock to the lead non-management director; and (4) in their discretion, with respect to such other business as may properly come before the meeting.

To vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card. To vote your proxy using the Internet or by telephone, see the instructions on the enclosed proxy card. Your shares will be voted according to your directions. If you do not mark any selections, your shares will be voted as recommended by the Board of Directors.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting. The number of shares represented at the Annual Meeting in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone.

PROPOSAL ONE — ELECTION OF DIRECTORS

Nine directors are to be elected at the Company’s Annual Meeting of Stockholders, each to serve for one year or until his or her successor is elected and qualified. Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the nine persons named below, all of whom, other than William R. Floyd, currently are directors of the Company. The Company does not contemplate that any of the persons named below will be unable or will decline to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute, or substitutes, in their discretion. The following table sets forth information regarding the nominees.

			Became
Name	Position With the Company	Age	Director

Ivan R. Sabel, CPO	Chairman of the Board, Chief Executive Officer and Director	61	1986
Thomas F. Kirk	President, Chief Operating Officer and Director	60	2002
Edmond E. Charrette, M.D.	Director	71	1996
Thomas P. Cooper, M.D.	Director	62	1991
Cynthia L. Feldmann, CPA	Director	53	2003
Eric Green	Director	44	2001
Isaac Kaufman	Director	57	2005
H.E. Thranhardt, CPO	Director	66	1996
William R. Floyd	Director	61	—

Ivan R. Sabel, CPO has been our Chairman of the Board of Directors and Chief Executive Officer since August 1995 and was our President from November 1987 to January 2, 2002. Mr. Sabel also served as the Chief Operating Officer from November 1987 until August 1995. Prior to that time, Mr. Sabel had been Vice President-Corporate Development from September 1986 to November 1987. Mr. Sabel was the founder, owner and President of Capital Orthopedics, Inc. from 1968 until that company was acquired by us in 1986. Mr. Sabel is a Certified Prosthetist and Orthotist (“CPO”), a former clinical instructor in orthopedics at the Georgetown University Medical School in Washington, D.C., a member of the Government Relations Committee of the American Orthotic and Prosthetic Association (“AOPA”), a former Chairman of the National Commission for Health Certifying Agencies, a former member of the Strategic Planning Committee, a current member of the U.S. Veterans Administration Affairs Committee of AOPA and a former President of the American Board for Certification in Orthotics and Prosthetics. Mr. Sabel also serves as a member of the Medical Advisory Board of DJ Orthopedics, Inc., a manufacturer of knee braces. Mr. Sabel holds a B.S. in Prosthetics and Orthotics from New York University.

Thomas F. Kirk was appointed to the Board of Directors on December 11, 2002. Mr. Kirk has been the President and Chief Operating Officer of Hanger since January 2, 2002. From September 1998 to January 1, 2002, Mr. Kirk was a principal with AlixPartners, LLC (formerly Jay Alix & Associates), the management consulting company retained by Hanger to facilitate its reengineering process. From May 1997 to August 1998, Mr. Kirk served as Vice President, Planning, Development and Quality for FPL Group, a full service energy provider located in Florida. From April 1996 to April 1997, he served as Vice President and Chief Financial Officer for Quaker Chemical Corporation in Pennsylvania. From December 1987 to March 1996, he served as Senior Vice President and Chief Financial Officer for Rhone-Poulenc, S.A. in Princeton, New Jersey and Paris, France. From March 1977 to November 1988, he was employed by St. Joe Minerals Corp., a division of Fluor Corporation. Prior to this he held positions in sales, commercial development, and engineering with Koppers Co., Inc. Mr. Kirk holds a Ph.D. in strategic planning/marketing, and an M.B.A. degree in finance from the University of Pittsburgh. He also holds a Bachelor of Science degree in mechanical engineering from Carnegie Mellon University. He is a registered professional engineer and a member of the Financial Executives Institute.

Edmond E. Charrette, M.D. is the co-founder and former Chairman of Health Resources Corporation (principally engaged in occupational medicine services). He also is a General Partner of Ascendant Healthcare International (an investment group with equity investments in the Latin American healthcare sector) and serves as a director and the President of Latin Healthcare Investment Management Co., LLC (a group composed of Ascendant

Healthcare International and The Global Environmental Fund, which manages and directs the investment activities of the Latin Healthcare Investment Fund). Previously, he was the Executive Vice President and Chief Medical Officer of Advantage-Health Corporation (a multi-hospital rehabilitation and post-acute care system) from June 1994 to March 1996. From 1988 to May 1994, Dr. Charrette served as the Corporate Medical Director and Senior Vice President of Medical Affairs of Advantage Health Corporation.

Thomas P. Cooper, M.D. has been the Chief Executive Officer of VeriCare Management, Inc., which provides mental health services to patients in long-term care facilities, since 1991 and serves as an Adjunct Professor at the Columbia University School of Business. From May 1989 to January 1997, Dr. Cooper served as the President and Chief Executive Officer of Mobilex U.S.A., a provider of mobile diagnostic services to long-term care facilities. Dr. Cooper was the founder of Spectrum Emergency Care, a provider of emergency physicians to hospitals, and Correctional Medical Systems, a provider of health services to correctional facilities.

Cynthia L. Feldmann, CPA is the founder and president of Jetty Lane Associates, a consultancy serving public company boards on governance and audit committee issues. Previously, Ms. Feldmann served as Business Development Officer at Palmer & Dodge LLP, a Boston-based law firm, with a specialty in serving life sciences companies. Previously, from 1994 — 2002, she was a Partner at KPMG LLP, holding various leadership roles in the firm’s Medical Technology and Health Care & Life Sciences industry groups. Ms. Feldmann also was National Partner-in-Charge of Coopers & Lybrand’s Life Sciences practice from 1989-1994, among other leadership positions she held during her 18 year career there. Ms. Feldmann was a founding board member of Mass Medic, a Massachusetts trade association for medical technology companies, where she also served as treasurer and as a member of the board’s Executive Committee during her tenure from 1997-2001. She currently serves as member of the board and audit committee of STERIS Corporation, a company engaged in the development, manufacture and marketing of sterilization and decontamination equipment, consumables and services for healthcare, scientific, research, industrial and governmental customers throughout the world.

Eric Green is a Senior Partner of FriedbergMilstein, a New York based merchant bank, where he is responsible for structured investments, including mezzanine and growth equity transactions. Previously, he was a Partner-Group Head and Managing Director of J.P. Morgan Partners (and its predecessor organizations), the private equity affiliate of JP Morgan Chase from 1998 to 2003, responsible for mezzanine/growth equity and structured investments. Prior thereto, he was a Managing Director in the Merchant Banking Group at Paribas for eight years, where he was responsible for mezzanine, growth equity and structured investments. Previously, Mr. Green held corporate planning and other financial positions at GE Capital and GE Company. Mr. Green has served on numerous public and private company boards of directors.

Isaac Kaufman, CPA has served as the Senior Vice President and Chief Financial Officer of Advanced Medical Management Inc., a manager of medical practices and an outpatient surgical center, since September 1998. From February 1998 to September 1998, he served as the Chief Financial Officer of Bio Science Contract Production Corp., a contract manufacturer of bulk pharmaceuticals and biologics. Mr. Kaufman also served as Chief Financial Officer of VSI Group, Inc. from October 1996 to February 1998. Mr. Kaufman also serves as a director of TransWorld Entertainment Corporation, a leading specialty retailer of music and video products, and Kindred Healthcare, Inc., a healthcare services company that through its subsidiaries, operates hospitals, nursing centers, institutional pharmacies and a contract rehabilitation services business across the United States. Mr. Kaufman holds a Bachelor of Science degree in accounting and finance from the University of Maryland.

H.E. Thranhardt, CPO is the former President and Chief Executive Officer of J.E. Hanger, Inc. of Georgia (“JEH”). He served in that capacity from January 1, 1977 to November 1, 1996, on which date JEH was acquired by Hanger. Mr. Thranhardt, who commenced his employment with JEH in 1958, has occupied leadership positions in numerous professional O&P associations, including Chairman of the Board of the Orthotics and Prosthetics National Office in 1994 and 1995, President of AOPA in 1992 and 1993, President of the American Board for Certification in Orthotics and Prosthetics in 1979 and 1980 and President of The American Academy of Orthotics and Prosthetics in 1976 and 1977.

William R. Floyd was the Chairman, President and Chief Executive Officer of Beverly Enterprises, Inc., one of the leading providers of eldercare in the United States. He joined Beverly in 2000 as President and Chief Operating Officer and had been CEO since February 2001 and Chairman since December 2001. Prior to joining Beverly

Enterprises, Mr. Floyd was President and Chief Operating Officer of Choice Hotels International from 1996 to 1998. Prior thereto, he was employed by Pepsico, Inc. having served as the Chief Operating Officer for both Kentucky Fried Chicken and eventually Chief Operating Officer for Taco Bell from 1995 to 1996. Mr. Floyd is a member of the Board of Fired Up, Inc. and is on the Board of Trustees of Valley Forge Military Academy. He has a B.A. in American Studies from the University of Pennsylvania and an MBA from the Wharton School, the University of Pennsylvania.

MANAGEMENT RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

There are no family relationships between any of the nominees.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Quality and Technology Committee. The Audit Committee held ten meetings during 2005 and presently consists of Cynthia L. Feldmann (Chair), Eric Green, and Isaac Kaufman. The Audit Committee provides oversight on matters relating to accounting, financial reporting, auditing and internal control and is responsible for selecting, evaluating and meeting with the Company’s independent accountants to review the proposed scope of the annual audit of the Company’s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect thereto. The Compensation Committee conducted eight meetings during 2005. It presently consists of Eric Green (Chair), Thomas P. Cooper, M.D. and Edmond E. Charrette, M.D., and is responsible for, among other responsibilities, advising the Board on matters relating to the compensation of officers and key employees and certain of the Company’s employee benefit plans. The Corporate Governance and Nominating Committee conducted four meetings in 2005. It presently consists of Thomas P. Cooper, M.D. (Chair), Cynthia L. Feldmann, and Edmond E. Charrette, M.D., and is responsible for, among other responsibilities, advising the Board on matters relating to the identification of nominees to the Board of Directors. The Quality and Technology Committee is responsible for, among other responsibilities, assisting the Board on matters relating to the quality of the Company’s services and the adequacy of the Company’s scientific and technical direction. It met five times during 2005, and consists of H. E. Thranhardt, CPO (Chair), Thomas P. Cooper, M.D., Thomas F. Kirk and Ivan R. Sabel. The Board of Directors met ten times during 2005. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and committee(s) on which he or she served during 2005. A copy of the charter of the Audit Committee is attached hereto as Appendix 1. Copies of charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on our website, www.hanger.com.

Except for Ivan R. Sabel, Thomas F. Kirk and William R. Floyd, all of the nominees for election as a director, including each of the members of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, are independent directors within the meaning of applicable New York Stock Exchange listing standards and rules. For a director to be deemed independent under NYSE rules, the Board must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company). In addition, the director (and member of his immediate family) must meet the following technical independence rules within the last three years:

•	The director has not been employed by the Company, and no immediate family member has been an executive officer of the Company;

•	The director (or an immediate family member, other than one who is a non-executive employee of the Company) has not received, during any 12-month period, more than $100,000 in direct compensation from the Company (other than director and committee fees, and pension and other forms of deferred compensation for prior service);

•	The director (or an immediate family member) has not been employed as an executive officer of another organization where any of the Company’s present officers serve on that organization’s compensation committee; and

•	The director has not been an executive officer or an employee of another organization (and does not have an immediate family member who has been an executive officer of another organization) that made payments to or received payments from the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other organization’s total revenue, based on the reported results for its last fiscal year.

In addition to those technical independence rules, the following must apply under NYSE rules in order for the director to be deemed independent: (a) neither the director nor an immediate family member is a current partner of the Company’s outside auditor; (b) the director is not currently an employee of the Company’s outside auditor; (c) the director does not have an immediate family member who is a current employee of the Company’s outside auditor and who participates in the firm’s audit, assurance, or tax compliance (but not tax planning) practice; and (d) during the last three years, neither the director nor an immediate family member has been a partner or employee of the Company’s outside auditor and who personally worked on the Company’s audit within that time.

Board Independence

As discussed above, our Board has determined that each of the non-management nominees for director of the Company, except for William R. Floyd, qualifies as an “independent” director under the New York Stock Exchange corporate governance rules and that each member of the Audit Committee also qualifies as “independent” under Rule 10A-3 under the Securities Exchange Act of 1934. Mr. Floyd is deemed to be not independent because within the past three years he was an executive officer of another company on the board compensation committee of which Mr. Sabel served as a member.

Policy Regarding Director Nominating Process

The Corporate Governance and Nominating Committee has adopted a policy pursuant to which a shareholder who has owned at least 2% of the Company’s outstanding shares of Common Stock for at least one year may recommend a director candidate that the committee will consider when there is a vacancy on the board either as a result of a director resignation or an increase in the size of the board. Such recommendation must be made in writing addressed to the Chairperson of the Corporate Governance and Nominating Committee at the Company’s principal executive offices and must be received by the Chairperson at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement. Although the committee has not formulated any specific minimum qualifications that the committee believes must be met by a nominee that the committee recommends to the board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, as set forth in the committee’s charter. There will not be any difference between the manner in which the committee evaluates a nominee recommended by a shareholder and the manner in which the committee evaluates any other nominee.

Policy Regarding Shareholder Communication with Directors

Shareholders desiring to communicate with a director, the non-management directors as a group or the full board may address such communication to the attention of the Secretary of the Company at the Company’s executive offices and such communication will be forwarded to the intended recipient or recipients.

Policy Regarding Director Attendance at Annual Meetings

Under the Company’s current policy, each director should attend each annual meeting of shareholders. All of the current directors attended last year’s annual meeting of shareholders.

Meetings of Non-Management Directors

Non-management members of the Board of Directors conduct at least two regularly-scheduled meetings per year without members of management being present. The chairperson of the Corporate Governance and Nominating Committee serves as the presiding director of such meetings and as the lead independent member of the Board.

Corporate Governance Guidelines and Code of Business Conduct and Ethics for Directors and Employees

In 2003, the Board of Directors adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics for directors, officers and employees in accordance with recently-amended New York Stock Exchange corporate governance listing standards. Copies of these documents are set forth on the Company’s website, www.hanger.com.

Other Matters

The firm of Foley & Lardner LLP serves as the Company’s outside general counsel. The Company’s Chairman and Chief Executive Officer is the brother-in-law of a partner in that firm. Total fees paid by the Company to Foley & Lardner LLP during 2005 amounted to less than one-third of one percent of that firm’s annual revenues for its last fiscal year.

COMPENSATION AND RELATED MATTERS

The following Summary Compensation Table sets forth the annual salary (column c), bonus paid (column d), restricted stock granted (column f) and options granted (column g) during each of the past three years to the Company’s Chief Executive Officer and the four other highest paid executive officers of the Company and its subsidiaries whose annual salary and bonus amounted to $100,000 or more in 2005.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term
				(e)	(f)			(I)
		(c)	(d)	Other	Restricted	(g)	(h)	All Other
(a)	(b)	Salary	Bonus(1)	Annual	Stock	Options	LTIP	Compensation
Name and Principal Position	Year	($)	($)	Compensation(2) ($)	Awards ($)(3)	(#)(4)	Payouts ($)	($)(5)

Ivan R. Sabel	2005	520,000	134,160	—	474,000	—	—	36,072
Chairman and Chief Executive Officer	2004	520,000	93,210	—	—	—	—	35,461
of the Company	2003	495,000	124,480	—	414,000	90,000	—	19,541
Thomas F. Kirk	2005	450,000	116,100	—	—	100,000	—	12,257
President and Chief Operating Officer	2004	450,000	67,163	—	—	100,000	—	14,468
of the Company	2003	450,000	113,164	—	—	100,000	—	13,418
George E. McHenry	2005	275,000	39,050	—	189,600	—	—	4,705
Executive Vice President and Chief	2004	275,000	25,988	—	—	—	—	5,209
Financial Officer of the Company	2003	275,000	46,104	—	207,000	40,000	—	3,714
Richmond L. Taylor	2005	345,000	67,068	—	126,400	—	—	7,166
Executive Vice President of the	2004	345,000	41,193	—	—	—	—	7,054
Company and Chief Operating	2003	325,000	65,384	—	138,000	25,000	—	7,276
Officer of Hanger Prosthetics &
Orthotics, Inc. and HPO, Inc
Ron May	2005	219,502	159,139	—	63,200	—	—	4,554
President and Chief Operating Officer	2004	219,502	147,385	—	—	—	—	3,892
of Southern Prosthetic Supply, Inc	2003	219,502	168,630	—	110,400	—	—	3,756

(1)	With respect to 2005, the above reported bonuses were paid on March 15, 2006 and related to 2005 performance. With respect to 2004, the above reported bonuses were paid on March 15, 2005 and related to 2004 performance. With respect to 2003, the above reported bonuses were paid on March 12, 2004 and related to 2003 performance.

(2)	Does not report the approximate cost to the Company of automobile allowances furnished to the above persons, which amounts do not exceed the lesser of either $50,000 or 10% of the total of the person’s annual salary and bonuses during each of the respective years.

(3)	With respect to 2005, Ivan R. Sabel was granted 75,000 shares of restricted stock, George E. McHenry was granted 30,000 shares of restricted stock, Richmond L. Taylor was granted 20,000 shares of restricted stock and Ron May was granted 10,000 shares of restricted stock. The share price at the time of grant was $6.32. With respect to 2003, Ivan R. Sabel was granted 30,000 shares of restricted stock, George E. McHenry was granted 15,000 shares of restricted stock, Richmond L. Taylor was granted 10,000 shares of restricted stock and Ron May was granted 8,000 shares of restricted stock. The share price at the time of grant was $13.80. All shares of restricted stock vest 25% per year, commencing one year after the date of issuance.

(4)	Reports the number of shares underlying options granted during each of the respective years.

(5)	These amounts represent contributions to the Company’s defined contribution plan on behalf of said executives as well as the value of premiums paid on term life insurance policies for each individual. Amounts for Ivan R. Sabel and Thomas F. Kirk also include taxable reimbursements for qualified medical expenses not covered under the Company’s basic Group Health Insurance program. The amounts reported for Ivan R. Sabel and Thomas F. Kirk for 2003 and 2004 have been revised to include certain compensation not included in prior years.

The following Option Grants Table sets forth, for each of the named executive officers, information regarding individual grants of options granted in 2005 and their potential realizable value. Information regarding the option grant includes the number of options granted, the percentage of total grants to employees represented by each grant, the per-share exercise price and the expiration date. The potential realizable value of the options are based on assumed annual 5% and 10% rates of stock price appreciation over the term of the option.

Option Grants Table

	Individual Grants				Potential Realizable
	Number of				Value at Assumed Annual
	Securities	% of Total			Rates of Stock Price
	Underlying Options	Options Granted	Exercise		Appreciation for
	Granted	to Employees	Price	Expiration	Option Term(4)
Name	(#)(1)	in Fiscal Year(2)	($/SH)(3)	Date	5%	10%

Ivan R. Sabel	—	—	—	—	—	—
Thomas F. Kirk	100,000	100%	8.08	1/2/15	$508,147	$1,287,744
George E. McHenry	—	—	—	—	—	—
Richmond L. Taylor	—	—	—	—	—	—
Ron May	—	—	—	—	—	—

(1)	The stock option granted vests 25% per year over a four year period from the date of grant. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. Kirk which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. Kirk’s options to purchase the Common Stock of the Company are fully vested.

(2)	Based on options for a total of 100,000 shares granted to all employees in 2005.

(3)	The exercise price is equal to the fair market value on the date of grant of the option.

(4)	The potential realizable values shown in the columns are net of the option exercise price. These amounts assume annual compounded rates of stock price appreciation of 5% and 10% from the date of grant to the option expiration date, a term of ten years. These rates have been set by the U.S. Securities and Exchange Commission and are not intended to forecast future appreciation, if any, of the Common Stock. Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the Common Stock, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not actually be realized.

The following Aggregate Option Exercises and Fiscal Year-End Option Value Table sets forth, for each of the named executive officers, information regarding (i) the number of shares acquired during 2005 upon the exercise of options and the value realized in connection therewith, and (ii) the number and value of unexercised options held at December 31, 2005.

Aggregate Option Exercises and Fiscal
Year-End Option Value Table

	(b)		(d)	(e)
	Number of	(c)	Number of Unexercised	Value of Unexercised In-the-
(a)	Shares Acquired	Value	Options at FY-End(#)	Money Options at FY-End($)
Name	on Exercise	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable(6)

Ivan R. Sabel(1)	—	—	757,000/0	$413,750/$0
Thomas F. Kirk(2)	—	—	650,000/0	$0/$0
George E. McHenry(3)	—	—	171,000/0	$11,760/$0
Richmond L. Taylor(4)	—	—	315,000/0	$240,568/$0
Ron May(5)	—	—	18,000/0	$0/$0

(1)	The above-reported options entitle Mr. Sabel to purchase from the Company (i) 33,500 shares at a price of $6.125 per share through October 31, 2006 under an option granted on November 1, 1996; (ii) 33,500 shares at a price of $6.125 per share through March 13, 2007 under an option granted on March 14, 1997; (iii) 37,500 shares at a price of $13.25 per share through September 18, 2007 under an option granted on September 19, 1997; (iv) 37,500 shares at a price of $11.313 per share through December 16, 2007 under an option granted on December 17, 1997; (v) 100,000 shares at a price of $22.3125 per share through December 14, 2008 under an option granted on December 15, 1998; (vi) 150,000 shares at a price of $14.75 per share through April 28, 2009 under an option granted on April 29, 1999; (vii) 100,000 shares at a price of $4.625 per share through February 3, 2008 under an option granted on February 4, 2000; (viii) 75,000 shares at a price of $1.64 per share through May 30, 2009 under an option granted on May 31, 2001; (ix) 100,000 shares at a price of $14.23 per share through May 29, 2012 under an option granted on May 30, 2002; and (x) 90,000 shares at a price of $13.80 per share through July 31, 2013 under an option grant on August 1, 2003.

(2)	The above reported options entitle Mr. Kirk to purchase from the Company (i) 350,000 shares at a price of $6.02 per share through January 1, 2012 under an option granted on January 2, 2002; (ii) 100,000 shares at a price of $13.50 per share through January 1, 2013 under an option granted on January 2, 2003; (iii) 100,000 shares at a price of $15.67 per share through January 1, 2014 under an option granted on January 2, 2004; and (iv) 100,000 shares at a price of $8.08 per share through January 2, 2015 under an option granted on January 3, 2005.

(3)	The above reported options entitle Mr. McHenry to purchase from the Company (i) 56,000 shares at a price of $5.50 per share through October 14, 2011 under an option granted on October 15, 2001; (ii) 75,000 shares at a price of $16.74 per share through October 14, 2012 under an option granted on October 15, 2002; and (iii) 40,000 shares at a price of $13.80 per share through July 31, 2013 under an option granted on August 1, 2003.

(4)	The above-reported options entitle Mr. Taylor to purchase from the Company (i) 150,000 shares at a price of $14.1875 per share through June 30, 2007 under an option granted on July 1, 1999; (ii) 46,667 shares at a price of $4.625 per share through February 3, 2008 under an option granted on February 4, 2000; (iii) 46,667 shares at a price of $1.64 per share through May 30, 2009 under an option granted on May 31, 2001; (iv) 46,666 shares at a price of $14.23 per share through May 29, 2012 under an option granted on May 30, 2002; and (v) 25,000 shares at a price of $13.80 per share through July 31, 2013 under an option granted on August 1, 2003.

(5)	The above-reported options entitle Mr. May to purchase from the Company (i) 10,000 shares at a price of $16.50 per share through May 13, 2007 under an option granted on May 14, 1999; and (ii) 8,000 shares at a price of $16.75 per share through September 16, 2012 under an option granted on September 17, 2002.

(6)	Market value of underlying shares at December 31, 2005, minus the exercise price.

No Long-Term Incentive Plan Awards Table is set forth herein because no long-term incentive plan awards were made to the above-named executive officers during 2005.

In March 2003, the Company adopted a Supplemental Executive Retirement Plan (the “SERP”), which is a nonqualified, unfunded plan that provides retirement benefits for executive officers and key employees of the Company as designated by the Compensation Committee. The target benefit to be received by each participant in the SERP is specified by the Compensation Committee as a percentage of the participant’s average base pay determined by averaging the three highest years’ base pay out of the last five years before the retirement of the participant. Benefits accrue pro rata over the number of years (not to exceed 20) from a participant’s initial coverage by the SERP until the participant reaches the age of 65. Vesting is at the rate of 20% per year of employment with the Company. Benefits under the SERP are paid in 15 annual installments commencing after a participant’s retirement from the Company, with no social security reduction or other offset. Upon the death of a participant, any unpaid vested benefits will be paid to the designated beneficiary of the participant. If a participant retires from the Company before reaching the age of 65, then the benefits of such participant under the SERP will be subject to a reduction for early commencement. The SERP was amended during 2006 retroactive to January 1, 2005 to ensure compliance with Internal Revenue Code Section 409A, including among other things, to delay the initiation of payments under the SERP for six months from separation of service. Upon the occurrence of a change in control of the Company, as defined in the SERP, all actively employed participants will be deemed to be 100% vested and the vested, accrued benefit will be funded via a Rabbi Trust. The SERP was initially effective as of January 1, 2004, and credited service for calculating the benefit amount is measured from that date forward. The SERP benefit is determined primarily by the benefit percentage assigned by the Compensation Committee to an executive and is not primarily determined on the basis of average compensation and years of service. The estimated annual benefit based on current salary levels and the current target benefit percentages at age 65 would be $490,500 for Ivan R. Sabel, $393,975 for Thomas F. Kirk, $281,600 for Richmond L. Taylor, $212,437 for George E. McHenry and $149,500 for Ron May.

The following table sets forth information as of December 31, 2005, with respect to the Company’s compensation plans under which its Common Stock is authorized for issuance:

			(c)
	(a)		Number of Securities
	Number of Securities	(b)	Remaining Available
	to be Issued Upon	Weighted Average	for Future Issuance
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options,	Outstanding Options,	Reflected in
Plan Category	Warrants, and Rights	Warrants, and Rights	Column(a))

Equity Compensation Plans:
approved by security holders	2,774,461	$10.22	571,744
not approved by security holders	406,000	$5.95	N/A
Total	3,180,461		571,744

Employment Agreements and Arrangements

The employment and non-compete agreement, dated as of April 29, 1999, as amended to comply with Internal Revenue Code Section 409A, between Hanger and Ivan R. Sabel, Chairman and Chief Executive Officer, had an initial five-year term which ended on April 28, 2004. Presently, the agreement automatically renews each year for successive one-year periods unless terminated by either party. Pursuant to that agreement, Mr. Sabel’s annual base compensation currently is $545,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. Mr. Sabel received an increase to his base salary on January 1, 2006 of 4.8%. This was the first increase in his base salary in two years, and was made after a comprehensive review of the external market conducted by Towers Perrin. On March 15, 2006, Mr. Sabel was paid an annual bonus of $134,160, based on 2005 performance, which amounted to 25.8% of his then base salary. Bonuses for 2006 and future years are not contractually assured and, if made, will be performance-based. Mr. Sabel was granted an option to purchase 90,000 shares of Common Stock on August 1, 2003, at an exercise price per share of $13.80. Mr. Sabel was not granted any options to purchase shares of Common Stock in 2004 or 2005. All option exercise prices are equal to the closing sale price of the Company’s Common Stock on the date of grant of the option. All grants of stock options or restricted shares are scheduled to vest over a period of four years from the date of grant. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. Sabel which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. Sabel’s options to purchase the Common Stock of the Company are fully vested. In addition to the options to purchase Common Stock, Mr. Sabel was also awarded 75,000 shares of restricted stock on March 4, 2005 and 30,000 shares of restricted stock on August 1, 2003, with both grants vesting over four years. Any stock option grants and awards of restricted stock for future years are not contractually assured and, if made, will be performance-based.

Mr. Sabel’s employment agreement contains a severance provision which provides that upon the termination of his employment without cause, Mr. Sabel will receive severance compensation equal to 24 months of his base salary then in effect plus two years of his annual target bonus. Mr. Sabel’s employment agreement further provides that if his employment is terminated within two years after a change in control of the Company and the occurrence of a material diminution of his responsibilities, a reduction of his compensation or benefits, a relocation of his principal site of employment more than 25 miles from his then current location, or any material breach of his employment agreement by the Company, then within 90 days after the occurrence of any such triggering events, Mr. Sabel may resign and receive a continuation of his benefits for a period of 18 months and severance compensation equal to 24 months of base pay then in effect plus two years of his annual target bonus.

In the event of his disability or death, Mr. Sabel or his estate, will receive a payment equal to two years of base salary and two years of bonus payments, less any disability payments he would be eligible to receive.

All stock options and restricted shares granted to Mr. Sabel will immediately vest and become exercisable for a period of one year from the date of his termination unless such termination is by the Company for due cause.

Mr. Sabel’s employment agreement also contains non-compete provisions which provide that upon the termination of his employment, Mr. Sabel will not be able to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 24 months from the date of termination.

The employment and non-compete agreement between Hanger and Thomas F. Kirk, President and Chief Operating Officer, dated January 2, 2002, as amended to comply with Internal Revenue Code Section 409A, provides for the continuation of his employment in those positions for a period of five years, through January 2, 2007. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. Kirk’s annual base compensation is $463,500, subject to increases approved by the Compensation Committee, plus performance related bonuses. Mr. Kirk received an increase to his base salary on January 1, 2006 of 3.0%. This was the first increase in his base salary in four years, and was made after a comprehensive review of the external market conducted by Towers Perrin. On March 15, 2006, Mr. Kirk was paid an annual bonus of $116,100, which amounted to 25.8% of his then base salary, based on 2005 performance. Bonuses for 2006 and future years are not contractually assured and, if made, will be performance-based. On January 2, 2003, Mr. Kirk was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $13.50 per share. On January 2, 2004, Mr. Kirk was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $15.67 per share. On January 3, 2005, Mr. Kirk was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $8.08 per share. All option exercise prices are equal to the closing sale price of the Company’s Common Stock on the date of grant of the option. All grants of stock options are scheduled to vest over a period of four years from the date of grant. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. Kirk which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. Kirk’s options to purchase the Common Stock of the Company are fully vested. Any stock option grants and awards of restricted stock for future years are not contractually assured and, if made, will be performance-based.

The severance and non-compete provisions of Mr. Kirk’s agreement are similar to those contained in Mr. Sabel’s agreement.

The employment and non-compete agreement between Hanger and George E. McHenry, Executive Vice President and Chief Financial Officer, dated October 15, 2001, as amended to comply with Internal Revenue Code Section 409A, provides for the continuation of his employment in those positions for a period of five years, through October 15, 2006. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. McHenry’s annual base compensation is $283,250, subject to increases approved by the Compensation Committee, plus performance related bonuses. Mr. McHenry received an increase to his base salary on January 1, 2006 of 3.0%. This was the first increase in his base salary in four years, and was made after a comprehensive review of the external market conducted by Towers Perrin. On

March 15, 2006, Mr. McHenry received an annual bonus of $39,050, which amounted to 14.2% of his base salary, based on 2005 performance. On August 1, 2003, Mr. McHenry received an option to purchase 40,000 shares of Common Stock for an exercise price of $13.80 per share. Mr. McHenry did not receive any options to purchase shares of Common Stock in 2004 or 2005. All option exercise prices are equal to the closing price of the Common Stock on the date of the grant. In addition to the options to purchase Common Stock, Mr. McHenry was also granted 30,000 shares of restricted stock on March 4, 2005 and 15,000 shares of restricted stock on August 1, 2003, with both grants vesting over four years. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. McHenry which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. McHenry’s options to purchase the Common Stock of the Company are fully vested. Any stock option grants and awards of restricted stock for future years are not contractually assured and, if made, will be performance-based.

Mr. McHenry’s employment agreement contains a severance provision which provides that upon the termination of his employment without cause, Mr. McHenry will receive severance compensation equal to 18 months of his base salary then in effect plus one and one-half years of his annual target bonus. Mr. McHenry’s employment agreement further provides that if his employment is terminated within two years after a change in control of the Company and the occurrence of a material diminution of his responsibilities, a reduction of his compensation or benefits, a relocation of his principal site of employment more than 25 miles from his then current location, or any material breach of his employment agreement by the Company, then within 90 days after the occurrence of any such triggering events, Mr. McHenry may resign and receive a continuation of his benefits for a period of 18 months and severance compensation equal to 18 months of his base pay then in effect plus one and one-half years of his annual target bonus.

In the event of his disability or death, Mr. McHenry or his estate will receive a payment equal to 1.5 years of base salary and 1.5 years of bonus payments, less any disability payments he would be eligible to receive.

All stock options and restricted shares granted to Mr. McHenry will immediately vest and become exercisable for a period of one year from the date of his termination, if such termination is by reason of his death or disability, termination without cause or following a change of control.

Mr. McHenry’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, he will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and he will be unable to solicit any of the Company’s employees or customers for a period of 18 months.

The employment and non-compete agreement between Hanger and Richmond L. Taylor, Executive Vice President of the Company and Chief Operating Officer of the Company’s patient-care subsidiary, as amended to comply with Internal Revenue Code Section 409A, has a five-year term which ends April 17, 2008. Thereafter, the agreement is automatically renewed for successive one-year terms until terminated by either party. Pursuant to his agreement, Mr. Taylor’s annual base compensation currently is $352,000, subject to increases approved by the Compensation Committee, plus performance related bonuses. Mr. Taylor received an increase to his base salary on January 1, 2006 of 2.0%. This was the first increase in his base salary in two years, and was made after a comprehensive review of the external market conducted by Towers Perrin. On March 15, 2006, Mr. Taylor was paid an annual bonus of $67,068, which amounted to 19.4% of his then base salary, based on 2005 performance. Bonuses for 2006 and future years are not contractually assured and, if made, will be performance-based. Mr. Taylor was granted an option to purchase 25,000 shares of Common Stock on August 1, 2003, with the exercise price of such stock option being $13.80 per share. Mr. Taylor was not granted any options to purchase shares of Common Stock in 2004 or 2005. All option exercise prices are equal to the market price of the Common Stock on the date of grant. All grants of stock options or restricted shares are scheduled to vest over a period of four years from the date of grant. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. Taylor which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. Taylor’s options to purchase the Common Stock of the Company are fully vested. In addition to the options to purchase Common Stock, Mr. Taylor was also granted 20,000 shares of restricted stock on March 4, 2005 and 10,000 shares of restricted stock on August 1, 2003, with both grants vesting over four years. Any stock option grants and awards of restricted stock for future years are not contractually assured and, if made, will be performance-based.

The severance and non-compete provisions in Mr. Taylor’s agreement are generally the same as those contained in Mr. McHenry’s employment agreement.

Ron May entered into an annually renewing employment agreement with the Company dated as of January 1, 2003. Mr. May’s annual base compensation is currently $230,000. Mr. May received an increase to his base salary on January 1, 2006 of 4.8%. This was the first increase in his base salary in three years, and was made after a comprehensive review of the external market conducted by Towers Perrin. On March 15, 2006, Mr. May was paid an annual bonus of $159,139, which amounted to 72.5% of his then base salary, based on 2005 performance. Bonuses for 2006 and future years are not contractually assured and, if made, will be performance-based. Mr. May was not granted any options to purchase shares of Common Stock in 2004 or 2005. Mr. May was granted 10,000 shares of restricted stock on March 4, 2005 and 8,000 shares of restricted stock on August 1, 2003, with both grants vesting over four years. Any stock option grants and awards of restricted stock for future years are not contractually assured and, if made, will be performance-based.

The severance provisions in Mr. May’s agreement provide that in the event that Mr. May’s employment is terminated by reason of disability, a change of control or without cause, then Mr. May shall receive a payment equal to 18 months of his then base salary.

Mr. May’s agreement also contains non-compete and non-solicitation provisions that provide that upon the termination of his employment, Mr. May will be unable to engage in any business that is competitive with the Company anywhere in the continental United States and will be unable to solicit any of our employees or customers for a period of 24 months after the date of termination.

Compensation Committee Report

The following description of the Company’s executive compensation practices and policies is presented on behalf of the Compensation Committee of the Company’s Board of Directors (the “Committee”). The fundamental philosophy of the Company’s executive compensation program is to offer competitive compensation reflecting both individual and Company performance.

The Committee seeks to reasonably compensate executives in amounts that fairly reward the executive officers for their performance as reflected by corporate accomplishments and create adequate incentives for their continued contributions to the Company’s success. The components of executive compensation consist of annual salaries, short-term compensation incentives or bonuses and long-term incentives. The Compensation Committee engaged the services of Towers Perrin, a global human resource consulting firm, to assist it in reviewing all aspects of executive compensation during 2005. Prior to 2003, long-term incentives for executive officers had consisted of stock options granted under the Company’s 2002 Stock Incentive Plan and its predecessor plan, the 1991 Stock Option Plan. The Committee now is able to grant long-term incentives consisting of restricted shares of Common Stock of the Company, stock options or a combination of shares of restricted stock and stock options as is permitted under the 2002 Stock Incentive Plan, which was amended by the stockholders of the Company on May 30, 2003. The Committee has been judicious in the granting of restricted shares, in an effort to ensure that any grants appropriately reflected the overall performance of the Company. As a result, from 2003 to 2005, the Committee made grants of restricted stock on an 18-month cycle versus the industry-standard 12-month cycle.

Pursuant to his employment agreement entered into with the Company on April 29, 1999, as amended, Ivan R. Sabel, Chairman of the Board and Chief Executive Officer, receives an annual base salary of $545,000. Under the agreement, Mr. Sabel is entitled to receive an annual bonus of 80% to 160% of his base salary each year. On March 12, 2004, Mr. Sabel was paid an annual bonus of $124,480, which amounted to 25.1% of his then base salary, based on 2003 performance. On March 15, 2005, Mr. Sabel was paid an annual bonus of $93,210, which amounted to 17.9% of his then base salary, based on 2004 performance. On March 15, 2006, Mr. Sabel was paid an annual bonus of $134,160, which amounted to 25.8% of his then base salary, based on 2005 performance. Mr. Sabel was granted an option to purchase 90,000 shares of Common Stock on August 1, 2003 at an exercise price per share of $13.80, which was equal to the market value of the Common Stock on the date of grant. Mr. Sabel was also granted 30,000 shares of restricted stock on that date. Mr. Sabel received no grants of options to purchase shares of Common Stock or shares of restricted stock in 2004. Mr. Sabel was awarded 75,000 shares of restricted stock on March 4, 2005. All grants of stock options or restricted shares are scheduled to vest over a period of four years from the date of grant. In June 2005, the Company accelerated the vesting of all options previously granted to Mr. Sabel which had a grant price in excess of the market value of the underlying Common Stock. At this time, all of Mr. Sabel’s options to purchase the Common Stock of the Company are fully vested. Bonuses, grants of stock options and restricted stock for future years are not contractually assured and, if made, will be performance-based.

Mr. Sabel’s bonus increased slightly in 2005 in comparison to 2004. It had declined from 2003 to 2004, as it had from 2002 to 2003. The bonus paid to Mr. Sabel for 2005 performance related to the Company’s operating performance, including: (i) annual net sales of $578.2 million in 2005, an increase of $9.5 million, or 1.7%, over the prior year; (ii) a $1.2 million, or 0.2%, increase in same-center sales in 2005 over the prior year, compared to a 1.7% decline in 2004; (iii) net income of $17.8 million, or $0.53 per diluted share, in 2005, compared to a net loss of $23.4 million, or $1.30 per diluted share, in 2004; and (iv) the continuation of the Company’s acquisition program, in connection with which the Company acquired five additional O&P companies operating a total of five patient-care centers in two states in 2005.

Section 162(m) of the Internal Revenue Code provides that publicly-held companies may not deduct, in any taxable year, compensation in excess of $1 million paid to the chief executive officer and the four other most highly compensated executive officers of the company which is not “performance-based” as defined in that section. Compensation currently paid by the Company which is not “performance-based” is less than the amount of the deduction limit and such compensation, therefore, qualifies for deductibility under Section 162(m).

Compensation Committee of the Board of Directors:

Eric Green, Chair
Thomas P. Cooper, M.D.
Edmond E. Charrette, M.D.

Stock Options

1991 STOCK OPTION PLAN. The Company’s 1991 Stock Option Plan (the “1991 Plan”), which expired on September 26, 2001, provided for the grant of both “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as nonqualified stock options. The 1991 Plan was administered by the Compensation Committee and provided for the grant of options to officers and key employees of Hanger to purchase up to an aggregate of 8,000,000 shares of Common Stock at not less than 100% of fair market value on the date granted. As of March 8, 2006, incentive stock options and nonqualified stock options granted under the 1991 Plan to purchase a total of 1,733,668 shares of Common Stock under the 1991 Plan, at prices ranging from $1.64 to $22.50 per share, were outstanding and held by a total of 443 persons. All of such options to purchase shares of Common Stock were exercisable as of that date.

2002 STOCK INCENTIVE PLAN. Under the Company’s 2002 Stock Incentive Plan (the “2002 Plan”), which was approved by the stockholders of the Company on May 30, 2002, to replace the expired 1991 Plan and which was amended by the stockholders of the Company on May 30, 2003, to permit the grant of restricted stock awards, officers and key employees of the Company may receive grants of “incentive stock options” under Section 422 of the Code, as well as nonqualified stock options and restricted stock. The 2002 Plan is administered by the Compensation Committee and provides for the grant of options to purchase Common Stock and restricted stock in an amount up to an aggregate of 1,500,000 shares of Common Stock, with the exercise price of such options to be not less than 100% of fair market value on the date prior to the grant date. As of March 8, 2006, incentive stock options and nonqualified stock options granted under the 2002 Plan to purchase a total of 794,164 shares of Common Stock , at prices ranging from $8.08 to $16.75 per share, were granted and outstanding. As of March 8, 2006, there were a total of 75 optionees and holders of such restricted stock and options. Options to purchase 794,164 shares of Common Stock were exercisable as of that date. Furthermore, as of that date, a total of 315,375 shares of restricted stock were outstanding and unvested under the 2002 Plan. As of March 8, 2006, 219,044 shares of Common Stock remained available for grant under the 2002 Plan. The Company proposes to amend the 2002 Plan to increase the number of shares that may be issued under the 2002 Plan by 2,700,000 shares.

2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN. Under the Company’s 2003 Non-Employee Directors’ Stock Incentive Plan (the “2003 Plan”), directors of the Company who are not employed by the Company or any affiliate of the Company are eligible to receive options or restricted stock grants under the 2003 Plan. A total of 500,000 shares of Common Stock are reserved for possible issuance upon the exercise of options or the grant of restricted stock awards under the 2003 Plan. On May 18, 2005, each of the six eligible directors received an award of 1,000 shares of restricted stock, for a total of 6,000 shares, and an option to purchase 5,000 shares of Common Stock, for a total of 30,000 shares, at an exercise price of $5.09 per share (which was equal to the closing sale price of the shares on the New York Stock Exchange on the date prior to the date of grant). Also on that date, three of the six eligible directors each elected to receive an award of 5,894 shares of restricted stock and an option to purchase 2,947 shares of Common Stock in lieu of an annual director’s fee. On July 8, 2005, Mr. Kaufman received 917 shares of restricted stock and options to purchase 4,583 shares of Common Stock, at an exercise price of $5.53 per share (which was equal to the closing sale price of the shares on the New York Stock Exchange on the date prior to the date of grant). Also on that date, Mr. Kaufman elected to receive an award of 4,972 shares of restricted stock and an option to purchase 2,486 shares of Common Stock in lieu of an annual director’s fee. Historically, under the 2003 Plan, an award of 1,000 shares of restricted stock and an option to purchase 5,000 shares was granted automatically on an annual basis to each eligible director on the fourth business day following the date of each Annual Meeting of Stockholders at which the eligible director was elected. The exercise price of each option was equal to 100% of the closing sale price of the shares as reported by the New York Stock Exchange on the date prior to the grant date. Each option will become exercisable in three equal annual installments, commencing on the first anniversary of the date of grant. As of March 8, 2006, options for a total of 93,411 shares were granted and outstanding under the 2003 Plan, at exercise prices ranging from $5.09 to $16.10 per share. As of March 8, 2006, there were a total of six optionees and holders of such restricted stock. Options to purchase 26,045 shares of Common Stock were exercisable as of March 8, 2006. Furthermore, as of that date, a total of 28,571 shares of restricted stock were outstanding and unvested under the 2003 Plan. The Company proposes to amend the 2003 Plan by providing (i) each non-employee director with an automatic annual award of 8,500 shares of restricted stock, with such restricted stock vesting over a period of three years, in place of the current award of 1,000 shares of restricted stock and an option to purchase 5,000 shares of Common Stock and (ii) an automatic annual grant of 2,000 restricted shares of Common Stock to the lead non-management director.

NONQUALIFIED STOCK OPTIONS. Hanger has granted nonqualified stock options other than pursuant to the above plans to certain officers and other persons or entities which permit such persons or entities to acquire shares of Common Stock generally at not less than 100% of fair market value on the date granted. As of March 8, 2006, nonqualified stock options granted other than pursuant to the 1991 Plan, the 2002 Plan or the 2003 Plan to purchase a total of 406,000 shares of Common Stock, at prices ranging from $5.50 to $6.02 per share, were outstanding and held by a total of two optionees, of which options to purchase 406,000 shares of Common Stock were exercisable as of that date. Such outstanding nonqualified options included options to purchase (i) 350,000 shares at an exercise price of $6.02 per share, vesting 25% per year from and after January 2, 2002 and thereafter exercisable at any time prior to January 1, 2012, as held by Thomas F. Kirk; and (ii) 56,000 shares at an exercise price of $5.50 per share, vesting 25% per year from and after October 15, 2001 and thereafter exercisable at any time prior to October 15, 2011, as held by George E. McHenry.

Directors’ Fees

Directors who are not officers or employees of the Company receive an annual cash retainer of $30,000 plus $1,500 for each Board meeting attended in person, $1,000 for each telephonic Board meeting and $1,000 for each Committee meeting attended by members of that Committee. In addition, directors serving as the chairperson of each of the Audit Committee and Compensation Committee of the Board will receive an annual fee of $7,500; directors serving as the chairperson of each of the Corporate Governance and Nominating Committee and the Quality and Technology Committee of the Board will receive an annual fee of $5,000. Under the terms of the 2003 Plan, if amended as set forth in this proxy, the lead non-management director shall receive an additional annual fee consisting of: (i) a total of $7,500 payable on or about the fourth business day following the date of each Annual Meeting of Stockholders and (ii) an automatic annual grant of 2,000 restricted shares of Common Stock.

Under the terms of the 2003 Plan, if amended as set forth in this proxy, directors may elect to receive 110% of their annual director fees in restricted shares of Common Stock under that plan in lieu of cash.

PROPOSAL TWO — APPROVAL OF AMENDMENT TO 2002 STOCK INCENTIVE PLAN

On January 28, 2002, the Board of Directors of the Company approved, and on May 30, 2002, the shareholders of the Company ratified the adoption of, the Company’s 2002 Stock Option Plan (the “2002 Plan”) and the authorization of a total of 1,500,000 shares of Common Stock to underlie options granted and to be granted under the 2002 Plan. The 2002 Plan replaced the Company’s expired 1991 Stock Option Plan (the “1991 Plan”). The 2002 Plan currently provides for (i) the granting to employees of the Company of both incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options (“NQSOs”) which do not qualify as incentive stock options under Section 422A of the Code. (ISOs and NQSOs previously granted under the 1991 Plan and ISOs and NQSOs granted and to be granted under the 2002 Plan are collectively referred to hereinafter as “Employee Options.”). On February 6, 2003, the Board of Directors of the Company approved, and on May 30, 2003, the shareholders of the Company ratified, an amendment to the 2002 Plan to provide for the grant of restricted stock awards under the 2002 Plan in addition to the existing provisions of the 2002 Plan relating to the issuance of Employee Options and, accordingly, to rename the 2002 Plan to be the 2002 Stock Incentive (rather than Option) Plan.

On March 23, 2006, the Board of Directors of the Company approved an amendment to the 2002 Plan to increase the number of shares of Common Stock authorized for issuance under the 2002 Plan by 2,700,000 shares. The Company consulted with Towers Perrin, a leading human resources consulting firm, in its efforts to determine the proper increase to the number of shares authorized under the 2002 Plan. This amendment to the 2002 Plan is designed to increase the Company’s ability to attract and retain the services of qualified persons to serve as employees of the Company and to increase their proprietary interest in the Company’s continued success. Approval of this amendment to the 2002 Plan by the holders of a majority of the Company’s outstanding shares of Common Stock present or represented at the Annual Meeting is required for the adoption of such amendment. The following description of the material provisions of the 2002 Plan, as amended by such proposed amendment thereto, is qualified by reference to the full provisions of the 2002 Plan, a copy of which is set forth as Appendix 2 to this Proxy Statement. In summary, the existing provisions of the 2002 Plan will remain unchanged, except only for the increase of the shares Common Stock authorized to be issued under the 2002 Plan by 2,700,000 shares.

Rationale

We strongly believe that the judicious use of equity compensation through either stock options or restricted share grants will be integral in continuing to align management with shareholder interests. Additionally, without some form of equity compensation, Hanger would be forced to consider cash alternatives to provide a market-competitive total compensation package. These cash replacement alternatives would, among other things, potentially reduce the cash available for new investment in growth initiatives and technology.

Hanger’s “burn rate” is low versus industry norms.  Burn rate is the number of option shares granted in a year as a percent of total shares outstanding. Hanger’s 3-year average burn rate, at 2.88%, is below both the Russell 3000 mean (3.20%) and the Non-Russell 3000 (4.33%) for health care service companies.

Hanger’s plan cost is below industry standards for stock incentive plans.

Hanger’s plan does not permit option re-pricing.  The 2002 Plan, without the prior approval of shareholders, does not permit the re-pricing of stock options or any other form of equity. The 2002 Plan also states that the per share exercise price for an option cannot be less than the fair market value of a share of Common Stock on the date of grant.

Administration

The 2002 Plan will continue to be administered by the Compensation Committee (the “Committee”) consisting of three directors appointed by the Board. The members of the Committee, who presently are Eric Green (Chair), Thomas P. Cooper, M.D. and Edmond E. Charrette, M.D., are not eligible to receive Employee Options or restricted stock awards under the 2002 Plan. The Committee has the authority to determine the employees to whom Employee Options and restricted stock awards are granted and, subject to the provisions of the 2002 Plan, the terms of the Employee Options and the restricted stock awards, as well as whether such Employee Options are ISOs or NQSOs.

Purpose

The purpose of the 2002 Plan will continue to be to attract, retain and motivate officers and key employees of the Company and its subsidiaries and to provide a means by which such persons may be given an opportunity to acquire a proprietary interest in the Company through the ownership of Common Stock through the exercise of stock options granted under the 2002 Plan or the receipt of restricted stock awards under the 2002 Plan.

Eligible Employees

The 2002 Plan will continue to provide for the granting of Employee Options to officers and key employees selected by the Committee. The 2002 Plan will also now provide for the granting of restricted stock awards to officers and key employees selected by the Committee. Approximately 3,400 persons are currently eligible to participate under the 2002 Plan. No decision has been made by the Committee as to when, to whom or in what amounts Employee Options or restricted stock awards will be granted this year or any future year under the 2002 Plan.

Authorized Shares

At the 2002 Annual Meeting of Stockholders, a total of 1,500,000 shares of Common Stock were authorized by the Company’s Board of Directors and approved by the Company’s stockholders for possible issuance under the 2002 Plan, subject to adjustment as provided under the 2002 Plan. As of March 8, 2006, Employee Options to purchase an aggregate of 794,164 shares of Common Stock at prices ranges from $8.08 per share to $16.75 per share had been granted to 75 employees under the 2002 Plan, and 315,375 shares of restricted stock had been issued to employees under the 2002 Plan. Shares of Common Stock subject to Employee Options that lapse or are cancelled will continue to become available for issuance pursuant to future Employee Options or restricted stock awards granted under the 2002 Plan. Shares of Common Stock subject to grants of restricted stock which remain unvested at the time of the termination of a recipient employee’s employment with the Company will be forfeited by the employee (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) and will thereafter again become available for issuance pursuant to future Employee Options or restricted stock awards granted under the 2002 Plan. The proposed amendment to the 2002 Plan will increase the total number of shares of Common Stock authorized for issuance under the 2002 Plan by 2,700,000 shares.

Employee Options Granted under the 2002 Plan

The 2002 Plan will continue to provide for the issuance of ISOs and NQSOs. As discussed below under “Federal Income Tax Consequences,” the Company would be able to recognize certain deductions in connection with NQSOs that may not be recognized in the case of ISOs.

Option Exercise and Payment

The amount (valued at the time of grant) of an ISO that vests in any one calendar year may not exceed $100,000. Furthermore, no ISO may be granted under the 2002 Plan to any person who, as of the time of the grant, owns capital stock of the Company possessing more than 10% of the total combined voting power of the Company, unless the exercise price of the ISO is at least 110% of the fair market value on the date of grant of the shares of Common Stock subject to the ISO, and the term of the ISO does not exceed five years from the date of grant.

The exercise price of ISOs as well as NQSOs under the 2002 Plan may not be less than the fair market value of the Common Stock on the date of grant of the Employee Option. In some cases, as discussed above, the exercise price of ISOs may not be less than 110% of the fair market value of the Common Stock on the date of grant. “Fair market value” is defined under the 2002 Plan generally to mean the reported last sale price of the Common Stock on a particular date as reported by the New York Stock Exchange (or such other national securities exchange or inter-dealer quotation system on or in which the shares of Common Stock are listed or included in the future).

Shares of Common Stock subject to Employee Options that lapse or are cancelled will continue to become available for issuance pursuant to future Employee Options or shares of restricted stock awards granted under the 2002 Plan. Shares of Common Stock subject to grants of restricted stock which remain unvested at the time of the termination of a recipient employee’s employment with the Company will be forfeited by the employee (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) and will thereafter again become available for issuance pursuant to future Employee Options or restricted stock awards granted under the 2002 Plan.

In the event of a proposed dissolution or liquidation of the Company, each Employee Option will terminate unless otherwise provided by the Board of Directors. If the Board makes an Employee Option terminate upon a merger or sale of assets, the Board will notify the optionee that the Employee Option will be exercisable to the extent vested at that time for a period of 30 days from the date of such notice and the Employee Option will terminate upon the expiration of such period.

The exercise price of Employee Options granted under the 2002 Plan may be paid for (i) in cash, (ii) in shares of Common Stock already owned by the optionee and valued at their fair market value on the date of exercise of the Employee Option, or (iii) by a combination of (i) and (ii) above, in the manner provided in the Employee Option agreement entered into in connection with each Employee Option. No Employee Option granted under the 2002 Plan may be exercised after the expiration of 10 years from the date it was granted.

Subject to the above limitations, provisions relating to the time or times at which an Employee Option may be exercisable will be included in the Employee Option agreement entered into by the Company and an optionee upon the granting of an Employee Option. Employee Options granted under the 2002 Plan will be non-transferable by the optionee otherwise than by will or the laws of descent and distribution and will be exercisable during the optionee’s lifetime only by him or her.

Restricted Stock Granted under the 2002 Plan

The shares of Common Stock granted under the 2002 Plan will be restricted because they will be subject to whatever restrictions, including but not limited to vesting periods, as may be determined by the Committee and as set forth in the Restricted Stock Agreement entered into with the employee. If the recipient employee ceases to be an employee of the Company (except in cases of the employee’s death, total or permanent disability or a change in control of the Company) prior to the date on which all the restrictions on the restricted shares have been satisfied or expired, then such employee will forfeit all such restricted shares as to which such restrictions have not been satisfied or expired prior to that time.

Adjustments Upon Changes in Capitalization

In the event any change in capitalization of the Company results from a stock split or payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt of consideration, appropriate adjustments will be made in the exercise price of and number of shares subject to all outstanding Employee Options, as well as the number of shares subject to the 2002 Plan.

Amendment and Termination of the 2002 Plan

The Board of Directors may amend the 2002 Plan at any time or from time to time, or may terminate it without the approval of stockholders; provided, however, that the approval of the holders of a majority of the outstanding shares of the Company entitled to vote is required for any amendment which would (i) materially increase the benefits accruing to participants under the 2002 Plan, (ii) increase the number of shares of Common Stock which may be issued under the 2002 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2002 Plan. No such action by the Board of Directors or shareholders may unilaterally alter or impair any Employee Option or restricted shares previously granted under the 2002 Plan without the consent of the recipient employee.

Tax Consequences Regarding Stock Options

The grant of a stock option under the 2002 Plan creates no income tax consequences to the key employee or the Company. A key employee who is granted a NQSO will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time ordinary income is recognized by the key employee. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time ordinary income, if any, is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise.

Tax Consequences Regarding Restricted Stock

A key employee of the Company will not recognize income at the time an award of restricted stock is made under the Incentive Plan unless he or she makes the election described below. If the key employee does not make this election, then the key employee will recognize ordinary income when all the restrictions on the restricted stock lapse. The amount of income recognized equals the fair market value of the restricted stock on the date that all of the restrictions lapse reduced by an amount, if any, paid by the key employee for the restricted stock. The Company generally will be entitled to a deduction in the same amount and at the same time the key employee recognizes income. Any otherwise taxable disposition of the restricted stock after the applicable restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the date that the restrictions lapse). Dividends paid in cash and received by a key employee before the date the restrictions lapse will constitute ordinary income to the key employee. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described in this section.

A key employee may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award under Internal Revenue Code Section 83(b) in an amount equal to the fair market value of the restricted stock on the date of the award, reduced by the amount, if any, the key employee pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time the key employee recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the key employee in the year of payment, to the extent of the Company’s accumulated earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the grant date of the restricted stock). If the key employee makes this election and subsequently forfeits the restricted stock, then the key employee will not be entitled to deduct any loss except to the extent of the amount, if any, the key employee paid for the restricted stock. The Company is required, however, to include as ordinary income the amount of the deduction the Company previously claimed with respect to the forfeited shares.

Transferability

Options granted under the 2002 Plan will be non-transferable other than by will or the laws of descent and distribution. Restricted shares of Common Stock granted under the 2002 Plan will be non-transferable until all restrictions on such shares have been satisfied or expired. The Company plans to file a Form S-8 Registration Statement with the Securities and Exchange Commission in order to register under the Securities Act of 1933 the additional 2,700,000 shares underlying options and restricted shares authorized for issuance under the 2002 Plan pursuant to the proposed amendment to the 2002 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE 2002 STOCK INCENTIVE PLAN.

PROPOSAL THREE — APPROVAL OF AMENDMENT TO THE 2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

The 2003 Non-Employee Directors’ Stock Incentive Plan (the “2003 Plan”) was approved by the Board of Directors on February 6, 2003, and ratified by the shareholders of the Company on May 30, 2003. The 2003 Plan currently provides for the automatic annual grant of 1,000 shares of restricted stock to each director, in addition to an annual grant of an option to purchase 5,000 shares of Common Stock, and provides for the grant of an additional stock option in the event the director elects to receive his or her annual director fee (currently $30,000) in shares of restricted stock rather than cash. After a comprehensive review of Board compensation conducted by Towers Perrin, a leading human resource and compensation consulting firm, the Board approved a proposed amendment to the 2003 Plan on March 23, 2006. The recommendations of the Board are closely aligned with the Best Practices recommended by the National Association of Corporate Directors, including:

•	A clear process, with independent consultants, was used to determine the appropriate compensation program for the non-employee directors.

•	A substantial target for stock ownership by each director, in a pre-determined timeframe, has been established. Each director is expected to own $150,000 of Hanger stock within five years.

•	The directors are paid only in cash or equity. There are no existing benefit programs established for the directors.

•	Equity makes up substantially more than half of the overall compensation for the directors.

•	The proxy fully discloses the value of all of the elements of compensation for the directors.

The proposed amendment to the 2003 Plan would change the automatic annual grant to each director by providing for an automatic annual grant to each eligible director of 8,500 shares of restricted stock, with such restricted shares vesting over a period of three years, in place of the current annual grant of 1,000 shares of restricted stock and options to purchase 5,000 shares of Common Stock, as described above. The proposed amendment would also permit a director to elect to receive 110% of his or her annual director fee in shares of restricted stock rather than cash. In addition, the proposed amendment to the 2003 Plan will provide for an automatic annual grant of 2,000 restricted shares of Common Stock to the lead non-management director in place of a cash payment, payable on the first anniversary of such date, equal to the value of 750 shares of Common Stock as of such anniversary date.

The proposed amendment to the 2003 Plan is designed to continue to maintain the Company’s ability to attract and retain the services of experienced and highly qualified outside directors and to increase their proprietary interest in the Company’s continued success. Approval of the proposed amendment to the 2003 Plan by the holders of a majority of the Company’s outstanding shares of Common Stock present or represented at the Annual Meeting is required for the adoption of the amendment to the 2003 Plan. The following description of the material provisions of the 2003 Plan is qualified by reference to the full provisions of the 2003 Plan, a copy of which is set forth as Appendix 3 to this Proxy Statement.

Administration

The 2003 Plan will continue to be administered by the Compensation Committee of the Board of Directors of the Company. Although the Committee will be authorized to interpret the 2003 Plan and establish rules relating to its implementation, the Committee’s administrative functions will be ministerial in view of the 2003 Plan’s explicit provisions described below, including those related to eligibility for restricted stock grants and predetermination of the timing, pricing and amount of such grants. Furthermore, the Committee may not amend the 2003 Plan or take any action that would materially increase the benefits accruing to participants under the 2003 Plan.

Eligibility

Directors of the Company who are not employed by the Company or any affiliate of the Company will be eligible to receive stock grants under the 2003 Plan. Six of the Company’s present directors (i.e., Edmond E. Charrette, M.D, Thomas P. Cooper, M.D., Cynthia Feldmann, Eric Green, Isaac Kaufman and H.E. Thranhardt) are currently eligible to participate in the 2003 Plan and will be eligible to participate under the 2003 Plan following their reelection. If elected, William R. Floyd will also be eligible to participate under the 2003 Plan.

Authorized Shares

Subject to adjustment as provided under the 2003 Plan, a total of 500,000 shares of Common Stock are reserved for possible issuance under the 2003 Plan upon either the exercise of options or the grant of restricted stock awards under the 2003 Plan. In the event of the expiration or termination of an option prior to exercise, the shares subject to such option will become available for the grant of additional restricted shares under the 2003 Plan. In the event the recipient director of a restricted stock grant ceases to be a director of the Company prior to the vesting of restricted stock as described below, then the shares subject to such grant will become available for the grant of additional restricted shares under the 2003 Plan. Adjustments will be made in the number of shares subject to the 2003 Plan, the number of shares subject to outstanding options, the exercise price of outstanding options and the number of shares subject to subsequent grants of restricted stock, in each case to reflect changes in the Company’s Common Stock through changes in the corporate structure or capitalization such as through a stock dividend, stock split or merger.

Grants under the 2003 Plan

The 2003 Plan permits the granting of options to purchase Common Stock and restricted shares of Common Stock to eligible directors of the Company, as explained in greater detail below.

Amount and Terms of Option Grants.  In the event that the proposed amendment to the 2003 Plan is ratified by the Company’s shareholders, no further grants of options to purchase Common Stock will be granted pursuant to the 2003 Plan. The terms of all outstanding options issued pursuant to the 2003 Plan shall not be altered by the proposed amendment to the 2003 Plan and the terms of such option grants are as described herein. The exercise price of each option was equal to 100% of the fair market value per share of the Common Stock on the date prior to the date that the option was granted, which was the closing sale price of the shares as reported by the New York Stock Exchange. Each option vests over a three-year period from the date of grant of such option. Each option will expire ten years from the date of grant; provided, however, that (i) in the event of the termination of a director’s service other than by reason of total and permanent disability, death or resignation following the completion of no less than five years of service on the board, the then outstanding options of such holder will expire three months after such termination, and (ii) in the event of the termination of a director’s service by reason of total and permanent disability, death or resignation following the completion of no less than five years of service on the board, the then outstanding options of such holder will immediately vest and expire one year after such termination. Options immediately vest and become fully exercisable in the event a 30-day notice of a merger or consolidation of the Company is given to optionees pursuant to the 2003 Plan. The option exercise price must be paid in full in cash or shares of Common Stock upon the exercise of the option, or in a combination of cash and shares. As of March 8, 2006, options to purchase a total of 93,411 shares were granted and outstanding under the 2003 Plan.

Amount and Terms of Restricted Stock Grants.  The proposed amendment to the 2003 Plan will provide for a grant of 8,500 restricted shares of Common Stock to be made automatically on an annual basis to each eligible director on the fourth business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event a director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such director will be automatically granted restricted shares of Common Stock on the fourth business day following the date on which the eligible director is appointed to the Board to fill such vacancy, with the number of restricted shares of Common Stock being equal to a pro-rata portion of the annual grant amount of 8,500 shares. In addition, the proposed amendment to the 2003 Plan will provide for an automatic annual grant of 2,000 restricted shares of Common Stock to the lead non-management director in place of a cash payment, payable on the first anniversary of such date, equal to the value of 750 shares of Common Stock as of such anniversary date. The shares will be “restricted” because they will be subject to a three year vesting period. If the recipient director ceases to be a director of the Company prior to the date which is three years after the date of grant of such restricted shares to that director (other than because of death, total and permanent disability, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board), then such director will forfeit all such restricted shares which have not vested prior to that time. However, in the event of the termination of a director’s service prior to the end of such three-year vesting period by reason of total and permanent disability, death, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board, then such restricted shares shall vest immediately at that time. As of March 8, 2006, a total of 28,571 restricted shares were outstanding and unvested under the 2003 Plan. If the director nominees are elected and the amendment to the 2003 Plan is approved at this 2006 Annual Meeting, then each of the eligible directors identified above will be granted 8,500 restricted shares of Common Stock, for a total of 59,500 shares, on May 18, 2006.

Common Stock in Lieu of Director Fees

Non-employee directors of the Company receive an annual director fee (currently $30,000) for their service on the Board of Directors of the Company, in addition to other fees payable to directors for their service on the Board and its committees, all as discussed in greater detail in this Proxy Statement under “Directors’ Fees.” Under the 2003 Plan, each director of the Company may elect to receive all of his or her annual director fee in the form of shares of Common Stock to be issued to such director in the number of whole shares of Common Stock which is equal to (i) the amount of such annual director fee divided by (ii) the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date of each Annual Meeting of Stockholders at which the eligible director is elected. In the event a director is appointed to the Board of Directors to fill a vacancy occurring between Annual Meetings of Stockholders, then such director will be entitled to receive a pro-rata portion of his or her annual director fee, with such director being able to elect to receive such pro-rata portion of the annual director fee in the form of shares of Common Stock to be issued to such director in the number of whole shares of Common Stock which is equal to (i) the amount of such director fee divided by (ii) the closing sale price per share of the Common Stock as reported by the New York Stock Exchange on the third business day following the date on which the eligible director is appointed to the Board to fill such vacancy. The shares of Common Stock received by such a director in lieu of his or her annual director fee will be restricted shares because they will be subject to a three year vesting period. If the recipient director ceases to be a director of the Company prior to the date which is three years after the date of issuance of such restricted shares to that director (other than because of death, total and permanent disability, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board), then such director will forfeit all such restricted shares which have not vested prior to that time. However, in the event of the termination of a director’s service prior to the end of such three-year vesting period by reason of total and permanent disability, death, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board, then such restricted shares shall vest immediately at that time.

Further, in the event a director elects to receive his or her annual director fee in shares of Common Stock under the 2003 Plan, then such director will also receive an additional number of shares of Common Stock in an amount equal to ten percent of the number of shares of Common Stock the director received in lieu of his or her annual director fee. The shares of Common Stock received by such a director in lieu of his or her annual director fee will be restricted shares because they will be subject to a three-year vesting period. If the recipient director ceases to be a director of the Company prior to the date which is three years after the date of issuance of such restricted shares to that director (other than because of death, total and permanent disability, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board), then such director will forfeit all such restricted shares which have not vested prior to that time. However, in the event of the termination of a director’s service prior to the end of such three-year vesting period by reason of total and permanent disability, death, a change in control of the Company or such director’s resignation following the completion of no less than five years of service on the board, then such restricted shares shall vest immediately at that time.

Tax Consequences Regarding Stock Options

The grant of stock options under the 2003 Plan will be nonqualified options that are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of stock options creates no income tax consequences to the non-employee director or the Company. A non-employee director who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise.

Tax Consequences Regarding Restricted Stock

A non-employee director of the Company will not recognize income at the time an award of restricted stock is made under the 2003 Plan unless he or she makes the election described below. If the non-employee director does not make this election, then the non-employee director will recognize ordinary income when all the restrictions on the restricted stock lapse. The amount of income recognized equals the fair market value of the restricted stock on the date that all of the restrictions lapse reduced by an amount, if any, paid (or deemed to have been paid) by the non-employee director for the restricted stock. The Company generally will be entitled to a deduction in the same amount and at the same time the non-employee director recognizes income. Any otherwise taxable disposition of the restricted stock after the applicable restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the date that the restrictions lapsed). Dividends paid in cash and received by the non-employee director before the date the restrictions lapse will constitute ordinary income to the non-employee director. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described in this section. If the non-employee director forfeits the restricted stock, then the non-employee director will not be entitled to deduct any loss except to the extent of the amount, if any, the non-employee director paid (or is deemed to have paid) for the restricted stock.

A non-employee director may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of the restricted stock on the date of the award, reduced by the amount, if any, the non-employee director pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the non-employee director recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the non-employee director in the year of payment, to the extent of the Company’s accumulated earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of restricted stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the length of time the shares of restricted stock are held after the grant date of the restricted stock). If the non-employee director makes this election and subsequently forfeits the restricted stock, then the non-employee director will not be entitled to deduct any loss except to the extent of the amount, if any, the non-employee director paid (or is deemed to have paid) for the restricted stock. The Company is required, however, to include as ordinary income the amount of the deduction the Company previously claimed with respect to the forfeited shares.

Transferability

Options granted under the 2003 Plan will be non-transferable other than by will or the laws of descent and distribution. Restricted shares of Common Stock issued under the 2003 Plan will be non-transferable until vested.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE 2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors, which currently consists of Cynthia L. Feldmann (Chair), Eric Green and Isaac Kaufman, is governed by its charter, a copy of which is attached as Appendix 1 to this Proxy Statement and is also available on the Company’s website, www.hanger.com. All the members of the Audit Committee are “independent” under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange, which means that they do not receive any consulting, advisory or other compensatory fee from the Company other than board or committee fees, they are not “affiliated persons” of the Company and they have no relationship to the Company that may interfere with the exercise of their independence from management of the Company. Furthermore, each audit committee member is deemed by the Board of Directors to be financially literate and at least one member has accounting or related financial management expertise, as called for by New York Stock Exchange listing standards. The Board of Directors has determined that each of Cynthia L. Feldmann and Isaac Kaufman is considered to be an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

The Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2005 with management of the Company and its independent auditing firm, PricewaterhouseCoopers LLP (“PwC”). In that connection, the Audit Committee discussed with PwC the matters required to be discussed by Statement of Accounting Standards No. 61, as amended (“SAS 61”). SAS 61 requires an auditor to communicate certain matters relating to the conduct of an audit to the Audit Committee, including: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; (iv) any disagreements with management regarding the application of accounting principles, the basis for management’s accounting estimates, the disclosures in the financial statements and the wording of the auditor’s report; (v) the auditor’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles as applied in its financial reporting; and (vi) the consistency of application of the accounting principles and underlying estimates and the clarity, consistency and completeness of the accounting information contained in the financial statements, including items that have a significant impact on the representational faithfulness, verifiability and neutrality of the accounting information.

In addition, the Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (“ISB 1”) and discussed PwC’s independence with PwC. Pursuant to ISB 1, PwC (i) disclosed to the Audit Committee all relationships between PwC and its related entities that in PwC’s professional judgment may reasonably be thought to bear on independence, and (ii) confirmed in the letter that, in its professional judgment, it is independent of the Company.

Based on the above-referenced review and discussions, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company. For audit services, the independent auditor will provide the Committee with an engagement letter during the second calendar quarter of each year outlining the scope and cost of the audit services proposed to be performed in connection with the audit of the current fiscal year. If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as practicably as possible following receipt of the engagement letter and fee estimate.

For non-audit services, Company management may submit to the Committee for approval the list of non-audit services that it recommends the Committee allow the Company to engage the independent auditor to provide for the fiscal year. The list of services must be detailed as to the particular service and may not call for broad categorical approvals. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided. The Committee will consider for approval both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to its Chairperson the authority to approve the auditor’s engagement for non-audit services with fees of up to $50,000, and to amend or modify the list of approved permissible non-audit services and fees of up to $50,000. The Chairperson will report any action taken pursuant to this delegation to the Committee at its next Committee meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee. The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

Audit Committee of the Board of Directors:

Cynthia L. Feldmann, Chair
Eric Green
Isaac Kaufman

Audit and Non-Audit Fees

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for professional services rendered for audit services totaled $2,139,921 in 2004 and $2,008,963 in 2005, including fees associated with the audit of the Company’s annual financial statements, the audit of the Company’s internal control over financial reporting and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for assurance and related services reasonably related to the performance of audit or review of the Company’s financial statements other than those reported in the foregoing “Audit Fees” subsection were $49,228 in 2004 and $45,165 in 2005. In 2004, such fees related to the audit of our employee benefit plans. In 2005, such fees related to the employee benefit plan audit, the 2006 Proxy and expenses.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $5,126 in 2004 and $0 in 2005.

All Other Fees

PricewaterhouseCoopers LLP did not bill the Company in either of the last two fiscal years for any products and services other than those reported in the foregoing subsections.

Attendance at Annual Meeting

Representatives of the Company’s independent accountants are expected to attend the 2006 Annual Meeting.

PRINCIPAL STOCKHOLDERS

The following table sets forth the number of shares of Common Stock beneficially owned as of March 8, 2006 by: (i) each person known by Hanger to be the beneficial owner of 5% or more of such class of securities, (ii) each director and nominee for director of Hanger, (iii) each of the above-listed officers and (iv) all directors, nominees and officers of Hanger as a group.

	Number of	Percent of
	Shares of	Outstanding
Directors, Officers and 5% Shareholders	Common Stock(1)	Common Stock(1)

Prides Capital, L.L.C.(2)	2,168,900	9.0%
Lazard Asset Management, L.L.C.(3)	1,925,000	8.1%
Dimensional Fund Advisors, Inc.(4)	1,910,000	8.0%
Fidelity Management & Research(5)	1,300,000	5.6%
Pzena Investment Management, LLC(6)	1,300,000	5.6%
Ivan R. Sabel, CPO(7)	991,161	4.3%
Thomas F. Kirk(8)	664,000	2.9%
H.E. Thranhardt, CPO(9)	375,123	1.7%
Richmond L. Taylor(10)	342,500	1.5%
George E. McHenry(11)	212,250	1.0%
Thomas P. Cooper, M.D.(12)	59,075	0.3%
Edmond Charrette, M.D.(13)	40,874	0.2%
Ron May(14)	34,000	0.2%
Eric Green(15)	14,445	0.1%
Cynthia L. Feldmann(16)	12,685	0.1%
Isaac Kaufman(17)	7,959	0.0%
William R. Floyd	0	0.0%
All directors, nominees and officers as a group (18 persons)(18)	2,829,372	12.6%

(1)	Assumes in the case of each stockholder listed in the above list that all presently exercisable warrants or options held by such stockholder were fully exercised by such stockholder, without the exercise of any warrants or options held by any other stockholders. With respect to each company listed above, the amounts represent the number of shares beneficially owned, as disclosed in company reports regarding beneficial ownership filed with the Securities and Exchange Commission.

(2)	The address of Prides Capital, LLC is 200 High Street, Suite 700, Boston, MA 02110.

(3)	The address for Lazard Asset Management LLC is 30 Rockefeller Plaza, New York, NY 10112.

(4)	The address of Dimensional Fund Advisors is 1299 Ocean Avenue, Santa Monica, CA 90401.

(5)	The address of Fidelity Management and Research is One Federal Street, Boston, MA 02110.

(6)	The address of Pzena Investment Management, LLC is 120 West 45th Street, New York, NY 10036.

(7)	Includes 144,161 shares owned directly by Mr. Sabel, 757,000 shares subject to exercisable options to purchase shares from the Company and excludes 71,250 shares subject to unvested restricted stock that have not yet become exercisable.

(8)	Includes 14,000 shares owned directly by Mr. Kirk and 650,000 shares subject to exercisable options to purchase shares from the Company.

(9)	Includes 334,892 shares owned directly by Mr. Thranhardt, 39,231 shares subject to exercisable options to purchase shares from the Company, 35,543 shares owned indirectly by him as trustee for members of his family, and 57,405 shares owned indirectly by him as general partner of a family partnership; excludes 14,468 shares subject to unvested options and restricted stock that have not yet become exercisable.

(10)	Includes 2,500 shares owned directly by Mr. Taylor, 315,000 shares subject to exercisable options to purchase shares from the Company, and excludes 20,000 shares subject to unvested restricted stock that have not yet become exercisable.

(11)	Includes 3,750 shares owned directly by Mr. McHenry, 171,000 shares subject to exercisable options to purchase shares from the Company, and excludes 30,000 shares subject to unvested restricted stock that have not yet become exercisable.

(12)	Includes 12,950 shares owned directly by Mr. Cooper, 39,231 shares subject to exercisable options to purchase shares from the Company, and excludes 23,309 shares subject to unvested options and restricted stock that have not yet become exercisable.

(13)	Includes 1,000 shares owned directly by Mr. Charrette, 38,874 shares subject to exercisable options to purchase shares from the Company, and excludes 14,290 shares subject to unvested options and restricted stock that have not yet become exercisable.

(14)	Includes 2,000 shares owned directly by Mr. May, 18,000 shares subject to exercisable options to purchase shares from the Company, and excludes 11,500 shares subject to unvested restricted stock that have not yet become exercisable.

(15)	Includes 2,070 shares owned directly by Mr. Green, 5,481 shares subject to exercisable options to purchase shares from the Company, and excludes 22,059 shares subject to unvested options and restricted stock that have not yet become exercisable.

(16)	Includes 1,313 shares owned directly by Ms. Feldmann, 4,478 shares subject to exercisable options to purchase shares from the Company, and excludes 21,558 shares subject to unvested options and restricted stock that have not yet become exercisable.

(17)	Includes 2,070 shares owned directly by Mr. Kaufman, 0 shares subject to exercisable options to purchase shares from the Company, and excludes 12,958 shares subject to unvested options and restricted stock that have not yet become exercisable.

(18)	Includes 524,206 shares owned directly or controlled by directors and officers of the Company, a total of 2,068,295 shares subject to exercisable options held by directors and officers of the Company to purchase shares from the Company, and excludes a total of 270,887 shares subject to unvested options and restricted stock held by such persons that have not yet become exercisable.

STOCK PERFORMANCE CHART

The following chart compares the Company’s cumulative total stockholder return with the S&P 500 Index, a performance indicator of the overall stock market, and a Company-determined peer group index.

	2000	2001	2002	2003	2004	2005
Hanger Orthopedic Group, Inc.	$100.00	$458.02	$1,003.82	$1,188.55	$618.32	$435.88
S & P 500	$100.00	$86.96	$66.64	$84.22	$91.79	$94.55
S&P SmallCap 600	$100.00	$105.73	$89.54	$123.15	$149.73	$159.69
RUSSELL 2000	$100.00	$101.03	$79.23	$115.18	$134.75	$139.23
Peer Group Index	$100.00	$84.69	$68.79	$96.58	$94.24	$88.25

Assumes $100 invested on January 1, 2000.

(1)	Total return assumes reinvestment of dividends and based on market capitalization.

(2)	Fiscal year ending December 31.

(3)	The four issuers of common stock included in the peer group index are VistaCare, Inc., Renal Care Group, Inc., RehabCare Group, Inc. and Medcath Corp.

LEGAL PROCEEDINGS

On March 17, 2005, a derivative action was filed against the Company and its directors in the Circuit Court for Montgomery County, Maryland. The lawsuit which is encaptioned James Elgas v. Ivan Sabel, et al, Civil No. 259940-V, alleges that Hanger’s directors breached their fiduciary duties to the Company in connection with allegations that the revenues of the Company were inflated through certain billing improprieties at one of the Company’s facilities. The plaintiff purports to seek monetary damages and unspecified equitable relief, on behalf of the Company, against the Company’s directors. The Company and the individual defendants filed motions to dismiss the suit for failure to state a claim and for failure to comply with the demand requirement under Delaware law. At a hearing on August 12, 2005, the Circuit Court granted defendants’ motion to dismiss for failure to comply with the demand requirement, granting plaintiff leave to amend within 90 days. Plaintiff filed an amended complaint, and defendants again moved to dismiss the suit for failure to state a claim and for failure to comply with the demand requirement. The Company understands that the plaintiff has sold his shares of the Company’s Common Stock and has agreed to dismissal of the action.

On September 8, 2005, a derivative action was filed against the Company and certain of its current and former directors in the United States District Court for the Eastern District of New York. The lawsuit, which is encaptioned Green Meadows Partners, LLP v. Ivan R. Sabel, et al, No. CV 05 4259 (E.D.N.Y.), also largely repeats the allegations discussed above. On that basis, the Green Meadows complaint purports to assert claims against the individual defendants, on behalf of the Company, for contribution in connection with a securities class action suit currently pending in the United States District Court for the Eastern District of New York encaptioned In re Hanger Orthopedic Group, Inc. Securities Litigation, No. 1:04-cv-2585, which suit is related to the allegations discussed above; forfeiture of certain bonuses and other incentive-based or equity-based compensation pursuant to Section 304; breach of fiduciary duty; unjust enrichment; and “abuse of control.” The complaint seeks unspecified compensatory damages, restitution and disgorgement, injunctive relief, and award of attorneys’ fees and costs. The defendants have not yet filed their response to the Green Meadows Partners complaint.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of securities ownership on Form 3 and reports of changes in such ownership on Forms 4 and 5 with the Securities and Exchange Commission. Based solely on a review of the copies of such reports furnished to the Company during the most recently-completed fiscal year, we believe that all reports of securities ownership and changes in such ownership required to be filed during 2005 were timely filed, except that one Form 3 and one Form 4 required to be filed by Marion Mullauer, Vice President and Chief Information Officer of the Company, were not timely filed.

YEAR 2007 STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2006 Annual Meeting, which presently is expected to be held in May 2007, must be received by the Secretary of the Company, Two Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814, no later than December 28, 2006 (i.e., at least 120 days prior to the expected date of the mailing of the proxy statement), in order for them to be considered for inclusion in the 2007 Proxy Statement. A shareholder desiring to submit a proposal to be voted on at next year’s Annual Meeting, but not desiring to have such proposal included in next year’s Proxy Statement relating to that meeting, should submit such proposal to the Company by February 15, 2007 (i.e., at least 45 days prior to the expected date of the mailing of the Proxy Statement). Failure to comply with that advance notice requirement will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the Proxy Statement.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

By Order of the Board of Directors
HANGER ORTHOPEDIC GROUP, INC.

Jason P. Owen
Vice President, Treasurer and Corporate
Secretary

April 12, 2006

Appendix 1

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
HANGER ORTHOPEDIC GROUP, INC.

Purpose

The purpose of the Audit Committee of the Board of Directors of Hanger Orthopedic Group, Inc. (the “Company”) is to assist the Board in carrying out its oversight responsibilities with respect to the Company’s (i) financial statements and financial information provided to shareholders, (ii) compliance with legal and regulatory requirements, (iii) internal and external audit processes, and (iv) internal financial and accounting controls.

Membership

The Committee will consist of not less than three members of the Board of Directors. Each member of the Committee will meet the requirements of the rules of the New York Stock Exchange and the Securities and Exchange Commission and, accordingly, (i) will have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company nor receive consulting or other fees from the Company (other than Board or Committee fees); and (iii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be deemed to be an “audit committee financial expert” within the meaning of Securities and Exchange Commission rules. No member will serve as a member of the audit committee of more than two other public company boards of directors.

Meetings and Subcommittees

The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may form and delegate authority to subcommittees when appropriate.

Responsibilities

The Committee’s oversight responsibilities will include the following:

Independent Accountant

1. The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

2. The Committee will (i) review the annual written report from the independent auditor discussing all relationships between the independent auditor and the Company in accordance with Independence Standards Board Standard No. 1 (“ISB”) as in effect at that time; (ii) monitor and pre-approve all fees paid to the independent auditor for consulting and other non-audit services; (iii) discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor’s objectivity or independence; and (iv) take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

3. The Committee will review and discuss with the independent auditor the annual audit plan and its scope.

4. The Committee shall serve as the Board’s primary avenue of communication with the independent accountant and shall ensure understanding by the independent accountant and management that the independent accountant is ultimately accountable to the Board and the Audit Committee.

5. The Committee shall provide the opportunity for the independent auditor to meet with the full Board as deemed necessary and appropriate by the Committee.

1

6. The Committee shall be responsible for establishment of policies for the Company’s hiring of employees or former employees of the independent auditor.

Internal Auditors

7. The Committee shall serve as the Board’s primary avenue of communication with the Director of Internal Audit.

8. The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Director of Internal Audit.

9. The Committee shall confirm and assure the independence of the internal auditors.

10. The Committee shall review the scope of the annual internal audit plan and the degree of coordination with the independent auditor.

11. The Committee shall review periodically the internal audit activities, staffing and budget.

Financial Statements

12. The Committee shall inquire of the independent auditor and management as to the acceptability and appropriateness of financial accounting practices and disclosures used or proposed by the Company in connection with the preparation of the financial statements.

13. The Committee shall review and discuss with management and the independent auditor prior to releasing the year-end earnings and at the completion of the annual audit examination:

•	The Company’s financial statements and related financial disclosures, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in its filing on Form 10-K,

•	The independent auditor’s audit of the statements and its report,

•	Any significant changes in the audit plan,

•	The Statement of Auditing Standards No. 61 (“SAS 61”) communication, and

•	Any other matters required to be disclosed.

14. The Committee will review with management and the independent auditor prior to releasing the quarterly earnings, the Company’s quarterly financial statements including the “Management’s Discussion and Analysis of Financial Condition” to be included in the Company’s Quarterly Reports on Form 10-Q and review with the independent auditor the matters required to be discussed by SAS 61 as in effect at that time.

Internal Financial and Accounting Control and Compliance Oversight Responsibilities

15. The Committee shall consider and review with the independent auditor, internal auditor and other members of management:

•	Adequacy of the Company internal controls.

•	Significant findings and recommendations of the independent auditor and internal auditor together with management’s proposed responsive actions.

16. The Committee is responsible to establish whistleblower procedures to receive, retain and address complaints regarding accounting and auditing matters, including procedures for employees’ anonymous submission of concerns.

17. The Committee shall discuss with the Company’s general counsel legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies and internal controls; and consult with the Board’s Quality and Technology Committee with respect to the Company’s healthcare standards compliance policies.

2

Reporting

18. The Committee will review its own performance and the adequacy of this Charter on an annual basis and recommend changes, as necessary, to the Board.

19. The Committee shall report its activities to the Board on an annual basis and make recommendations to the Board with respect to matters within the purview of the Audit Committee, as necessary or appropriate.

20. The Committee will prepare a report each year for inclusion in the Company’s annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the independent auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Access and Communication

21. The Committee shall meet separately and privately with the independent auditor, the internal auditor and with the Company’s Chief Financial Officer and accounting officers at least annually to discuss any matters the Committee or these groups believe should be discussed privately with the Audit Committee. The Committee will also inquire if management has placed any restrictions on the scope of activity of the independent or internal auditors.

22. The Committee has unrestricted access to members of management, employees and any relevant information.

Advisors

23. The Committee shall have the authority to engage outside legal, accounting and other advisors without Board approval.

Earnings Releases

24. The Committee shall review the Company’s earnings press releases and financial information and earnings guidance provided by the Company to shareholders, analysts and rating agencies.

Risk Assessment and Management

25. The Committee shall review with management and the independent auditor compliance with laws, regulations and internal procedures and contingent liabilities and discuss policies with respect to risk assessment and risk management.

3

Appendix 2

HANGER ORTHOPEDIC GROUP, INC.

AMENDED AND RESTATED
2002 STOCK INCENTIVE PLAN

1. Purpose.   The purpose of the 2002 Stock Incentive Plan (the “Plan”) of Hanger Orthopedic Group, Inc. (the “Company”) is to make shares of the common stock, $.01 par value per share (the “Stock”), of the Company available for issuance as restricted stock and/or for purchase under stock options granted to selected officers and key employees of the Company or subsidiaries of the Company, upon terms which will give them an added incentive to continue service with the Company and a more direct interest in the future success of its operations. The options granted hereunder shall be either incentive stock options (“ISOs”) within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (“NQSOs”). ISOs and NQSOs collectively are referred to hereinafter as “Options.”

2. Administration.

(a) The Committee.   The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) composed of not less than three directors of the Company, who shall be appointed by and serve at the pleasure of the Board. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. Each member of the Committee shall be ineligible to be granted Options or shares of restricted Stock under the Plan and shall otherwise be a “disinterested person” within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended. The Committee shall keep minutes of its meetings.

(b) Authority of the Committee.   Subject to the provisions of the Plan, the Committee shall have full authority and power to determine the employees to whom Options and shares of restricted Stock shall be granted, the number of shares of Stock to be included in each Option, the number of shares of Stock to be included in each grant of restricted Stock, the exercise price at which the shares of Stock included under an Option may be purchased, the Option period and time(s) and manner of exercise, whether the Option shall be an ISO or a NQSO, and the restrictions applicable to any and all shares of restricted stock granted under this Plan. All decisions of the Committee may be reviewed by the Board and modified or overruled within ten (10) days after the date of the Committee’s decision; provided, however, that the Board shall have no power to modify or overrule a decision of the Committee with respect to the grant of an Option or the grant of restricted shares of Stock once the Committee has made a grant of such Option and/or restricted shares of Stock pursuant to this Plan. Nothing contained in this Plan shall be construed to give any employee the right to be granted an Option or issued restricted shares of Stock or to insist upon the inclusion of any term or condition in any grant of any Option or any grant of restricted shares, except such as may be authorized by the Committee. The Committee shall have the authority and power to adopt such rules and regulations and to take such action as it shall consider advisable for the administration of this Plan. The Committee shall have the authority and power to construe, interpret and administer this Plan, and the decisions of the Committee shall be final and binding upon the Company, its employees, Option holders, holders of unvested restricted shares of Stock, and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to this Plan or any Option or the grant of any restricted shares under this Plan.

3. Participation.

(a) Eligible Employees.   Selected officers and key employees of the Company or subsidiaries of the Company who are, in the sole opinion of the Committee, from time to time primarily responsible for the management of, or in a position to contribute materially to the growth and financial success of the Company and its subsidiaries (including employees who are members of the Board) shall be eligible to receive Options to purchase Stock under the Plan and shares of Stock subject to vesting periods as determined by the Committee; provided, however, that no member of the Committee may be granted Options or shares of restricted Stock under

1

this Plan. From such eligible employees, the Committee shall from time to time choose those to whom Options and/or restricted shares of Stock shall be granted. The Committee shall determine the number of shares of Stock subject to each such Option and grant of restricted shares, whether the Option is an ISO or NQSO, and the terms and provisions of the agreements relating to each such Option and each such grant of restricted shares of Stock under this Plan. An employee who has been granted an Option and/or restricted shares of Stock under this Plan may, if he or she is otherwise eligible, be granted an additional Option or Options and/or granted additional restricted shares of Stock if the Committee shall so determine.

(b) Limitations.

(i) Except as permitted below, no ISO may be granted under the Plan to any employee who, immediately before the granting of such ISO, owns directly or indirectly Stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company. An ISO may be granted to an employee in excess of the 10 percent limit if such ISO has an exercise price of at least 110 percent of the fair market value of the Stock subject to such ISO on the date of grant and if such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

(ii) The aggregate fair market value (determined as of the time an ISO is granted) of the Stock for which any employee may be granted ISOs in any calendar year (under this Plan and all other incentive stock option plans of the employer corporation and its parent and subsidiary corporations, if any) may exceed $100,000; provided, however, that the amount (valued at the time of grant) of an ISO that vests in any one calendar year may not exceed $100,000.

4. Stock Option Agreements.   Each Option granted under the Plan shall be evidenced by a written stock option agreement (“Option Agreement”) which shall be entered into by the Company and the employee to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a) Price.   The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement. In no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date prior to the date the Option is granted. “Fair Market Value” means (i) if the Stock is listed on a national securities exchange, the last sale price of the Stock as reported by the consolidated tape of such exchange on the date prior to the date of grant of the Option, or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; (ii) if the Stock is included in the NASDAQ National Market System, the last sale price of the Stock as reported thereby on the date prior to the date of grant of the Option or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; or (iii) if the Stock is not listed on a national securities exchange or included in the NASDAQ National Market System, the mean of the highest and lowest bid prices for the Stock in the over-the-counter market on the date prior to the date of grant of the Option or the value determined to be fair and reasonable by the Committee.

(b) Duration of Options.   Each Option Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder. Such period must end, in all cases, not more than 10 years from the date such Option is granted. An ISO shall be treated as outstanding until it is exercised in full or expires by reason of time.

(c) Transferability.   Each Option Agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution and that such Option is exercisable during the Option Holder’s lifetime only by such Option Holder.

(d) Nature and Exercise of, and Payment for, Option.   Each Option Agreement shall specify whether the Option is an ISO or NQSO and shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the number of shares of Stock with respect to which such Option is exercised. If requested by the Company, such notice shall contain the Option Holder’s representation that he is purchasing the Stock for investment purposes only and his agreement not to sell any Stock so purchased in any manner which is in violation of the Securities Act of 1933, as amended, or any applicable state law. Such restrictions, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase

2

of such Stock shall take place at the principal offices of the Company within 20 days following delivery of such notice. The purchase price of Stock upon exercise of any Option shall be paid in full (a) in cash, (b) in Stock valued at its Fair Market Value on the date of exercise of the Option, or (c) by a combination of (a) and (b), in the manner provided in the Option Agreement. Certificates for such shares of Stock tendered in payment shall be in a form for good delivery and, if the certificates were issued pursuant to the exercise of an ISO, the Option Holder must have held the tendered shares for at least one year.

(e) Date of Grant.   An Option shall be considered as having been granted on the date the Committee decides to grant the Option.

(f) Notice of Sale of Stock; Withholding.   Each Option Agreement shall provide (i) that the Option Holder shall notify the Company in writing if Stock acquired under an ISO is “disposed of” within the meaning of Section 422A of the Code within two years after the date of the grant of the ISO or within one year after the transfer of such Stock to the Option Holder; and (ii) that if the Option Holder does “dispose of” Stock within such period, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

5. Restricted Stock Agreements.   Each restricted share of Stock issued under this Plan shall be evidenced by a written restricted stock agreement (“Restricted Stock Agreement”) which shall be entered into by the Company and the employee to whom the shares of restricted Stock are granted (the “Restricted Stock Holder”), and which shall contain such terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case, including but not limited to vesting periods and other restrictions applicable to such shares of Stock, restrictions on transferability prior to the expiration of such vesting periods and any other restrictions imposed by the Committee on such shares and any conditions relating to minimum periods of continuing service to and employment by the Company.

6. The Stock.   The total number of shares of Stock as to which Options and restricted shares of Stock may be granted under this Plan shall not exceed 4,200,000 in the aggregate, except as such number of shares shall be adjusted in accordance with the provisions of Section 7 hereof. If any outstanding Option under the Plan shall expire or be terminated for any reason before the end of the 10-year period during which Options may be granted hereunder and/or if any restrictions applicable to any shares of Stock granted under this Plan have not been satisfied prior to date of termination of employment with the Company of Restricted Stock Holder, then the shares of Stock allocable to the unexercised portion of such Option and the shares of Stock allocable to the portion of such restricted shares as to which the restrictions have not been satisfied, may again be included in an Option or be available for grant as restricted shares of Stock under the Plan. The Company shall at all times retain as authorized and unissued Stock at least the number of shares from time to time included in outstanding Options and grants of restricted shares of Stock under this Plan, or otherwise assure itself of its ability to perform its obligations under this Plan.

7. Adjustments.

(a) Adjustments by Stock Split, Stock Dividend, Etc.   If the Company shall at any time increase or decrease the number of its outstanding shares of Stock, or change in any way the rights and privileges of such shares, by means of the payment of a Stock dividend or the making of any other distribution upon such shares payable in Stock, or through a Stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving the Stock, then the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence: (i) the shares of Stock as to which Options and restricted shares may be granted under the Plan; (ii) the maximum number of shares of Stock with respect to which an employee may receive an Option hereunder; and (iii) the shares of Stock then included in each outstanding Option granted hereunder.

(b) Dividend Payable in Stock of Another Corporation, Etc.   If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to each Option Holder then holding an Option hereunder upon exercise thereof and each Restricted Stock Holder upon the satisfaction of all restrictions and terms applicable to such shares.

3

(c) Apportionment of Price.   Upon any occurrence described in the preceding subsections (a) and (b) of this Section 7, the total Option price under any then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other property subject to the Option.

(d) Rights to Subscribe.   If the Company shall at any time grant to the holders of its Stock rights to subscribe pro ratafor additional shares thereof or for any other securities of the Company or of any other corporation, there shall be added to the number of shares then underlying each outstanding Option the Stock or other securities which the Option Holder would have been entitled to subscribe for if immediately prior to such grant the Option Holder had exercised his entire Option, and the Option price shall be increased by the amount which would have been payable by the Option Holder for such Stock or other securities.

(e) Determination by the Committee, Etc.   Adjustments under this Section 7 shall be made by the Committee, whose determinations with regard thereto shall be final and binding. No fractional shares of Stock shall be issued on account of any such adjustment.

8. Merger, Consolidation, Etc.

(a) Effect of Transaction.   Upon the occurrence of any of the following events, if the notice required by Section 8(b) hereof shall have first been given, this Plan and all Options then outstanding under it and all restricted shares issued hereunder as to which the applicable restrictions have not been satisfied prior to that time shall automatically terminate as to the Options and shall automatically be forfeited back to the Company as to such restricted shares of Stock and, in each case, be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Committee, the Board or the Company: (i) the merger, consolidation or liquidation of the Company or the acquisition of its assets or stock pursuant to a nontaxable reorganization, unless the surviving or acquiring corporation, as the case may be, shall assume the outstanding Options or shall assume the restricted shares of Stock or shall substitute new options and/or new restricted shares for them pursuant to Section 425(a) of the Code; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all or substantially all of the Company’s assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company’s reorganization under applicable statutes; or (v) the sale, lease or exchange of all or substantially all of the Company’s assets and business.

(b) Notice of Such Occurrences.   At least 30 days’ prior written notice of any event described in Section 8(a) hereof, except the transactions described in subsections 8(a)(iii) and (iv) as to which no notice shall be required, shall be given by the Company to each Option Holder and each Restricted Stock Holder theretofore granted an Option or issued restricted shares of Stock under this Plan. The Option Holders and Restricted Stock Holders so notified may exercise their Options and have all restrictions on their restricted shares removed at any time before the occurrence of the event requiring the giving of notice, regardless of whether all conditions of exercise relating to continuation of employment for specified periods of time have been satisfied. Such notice shall be deemed to have been given when delivered personally to an Option Holder and/or a Restricted Stock Holder, as applicable, or when mailed to an Option Holder and/or a Restricted Stock Holder, as applicable, by registered or certified mail, postage prepaid, at such holder’s last address known to the Company.

9. Expiration.   The Plan shall terminate whenever the Board adopts a resolution to that effect. If not sooner terminated under the preceding sentence hereof, the Plan shall wholly cease and expire 10 years from the effective date hereof. After termination, no Options nor restricted shares shall be granted under the Plan, but the Company shall continue to recognize Options and restricted shares previously granted.

10. General Provisions.

(a) Amendments, Etc.   The Board may from time to time amend, modify, suspend or terminate this Plan. Nevertheless, no such amendment, modification, suspension or termination shall (i) impair any Option theretofore granted under this Plan or deprive any Option Holder of any shares of Stock which he may have acquired through or as a result of the Plan, (ii) impair any restricted shares of Stock theretofore granted under this Plan or deprive any Restricted Stock Holder of any restricted shares of Stock which he or she may have acquired through or as a result of this Plan or (iii) be made without the approval of the shareholders of the Company where such change would (A) materially increase the benefits accruing to Option Holders and/or Restricted Stock Holders under this Plan,

4

(B) materially increase the total number of shares of Stock which may be issued under this Plan, or (C) materially modify the requirements as to eligibility for participation in this Plan.

(b) Qualification under Internal Revenue Code.   The Company intends that all ISOs granted under this Plan shall constitute incentive stock options within the meaning of Section 422A of the Code and this Plan shall be construed and administered in order to effect such intention.

(c) Treatment of Proceeds.   Proceeds from the sale of Stock pursuant to Options granted under this Plan and/or restricted shares granted under this Plan shall constitute general funds of the Company.

(d) Effective Date.   The effective date of the Plan shall be May 30, 2002, being the date on which Plan was approved by the by shareholders of the Company; provided, however, that the effective date of the amendment to the Plan permitting the granting of restricted shares of Stock under the Plan shall be May 30, 2003, being the date on which the shareholders of the Company approved the amendment to the Plan to permit the granting of restricted shares of Stock under the Plan. ISOs previously granted under the Company’s 1991 Stock Option Plan and outstanding as of the May 30, 2002 effective date of this Plan shall continue to be governed by the terms of the Option Agreements entered into in connection with such ISOs.

(e) Paragraph Headings.   The paragraph headings are included herein only for convenience and they shall have no effect on the interpretation of the Plan.

5

Appendix 3

HANGER ORTHOPEDIC GROUP, INC.

AMENDED AND RESTATED
2003 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

1.  Purpose

The purpose of this Amended and Restated 2003 Non-Employee Directors’ Stock Incentive Plan (the “Plan”) of Hanger Orthopedic Group, Inc. (the “Company”) is to increase the ownership interest in the Company of non-employee directors whose services are considered essential to the Company’s continued progress and to provide a further incentive to serve as a director of the Company.

2.  Administration

The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the selection of directors to receive awards of restricted shares under the Plan, the number of shares of stock subject to any such awards of restricted shares under the Plan, or the time or times at which restricted shares may be granted, and provided further that the Committee shall not have the authority to alter or amend the Plan or to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its stockholders and persons granted options and restricted shares under the Plan.

3.  Participation in the Plan

Directors of the Company who are not employees of the Company or any affiliate of the Company shall be eligible to participate in the Plan (“Eligible Directors”).

4.  Shares Subject to the Plan

Subject to adjustment as provided in Section 9, an aggregate of 500,000 shares of Company common stock, par value $.01 per share (the “Stock”), shall be available for issuance upon the exercise of options previously granted under the Plan and the award of restricted shares under the Plan. The shares of Stock deliverable upon the exercise of options previously granted under the Plan and the award of restricted shares may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions. If any option previously granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option may again become available for the award of restricted shares under the Plan. Except in the case of the death or disability of an Eligible Director, a change in control of the Company or the resignation of an Eligible Director following the completion of five years of service on the Board of directors, if any Eligible Director who has been awarded any restricted shares shall cease being an Eligible Director prior to the date on which the restricted shares shall have vested, then such unvested shares shall be cancelled and forfeited by that recipient director, in which case such shares shall once again become available under the Plan for issuance upon the exercise of options previously granted under the Plan and the award of restricted shares under the Plan. No shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to paragraph (f) of Section 6 shall become available for the grant of other options under the Plan.

5.  Non-Statutory Stock Options

All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422A of the Internal Revenue Code of 1986, as amended.

1

6.  Terms, Conditions and Form of Previously Granted Options

Following the approval of the amended and restated provisions of this Plan by the stockholders of the Company at the 2006 Annual Meeting of Stockholders, options to purchase shares of Stock shall no longer be granted under the Plan. Except as otherwise provided under this Plan, each option previously granted under this Plan is evidenced by a written agreement in such form as the Committee shall have approved from time to time, which agreements comply with and are subject to the following terms and conditions:

(a) Annual Option Grant Dates.  Options to purchase 5,000 shares of Stock (as adjusted pursuant to Section 9) were previously granted automatically on an annual basis to each Eligible Director as of the fourth business day following the date of each Annual Meeting of Stockholders of the Company at which the Eligible Director is elected.

(b) Purchase Price.  The purchase price per share of Stock for which each previously granted option is exercisable is 100% of the fair market value per share of Stock on the date prior to the date the option was granted, which was the closing per-share price of the Stock as reported on the New York Stock Exchange.

(c) Exercisability and Term of Options.  Each option previously granted under the Plan shall vest and become exercisable as to one-third (1/3) of the shares of Common Stock underlying the option at the end of each of the first three years following the date of the grant. Each option previously granted under the Plan shall expire ten years from the date of the grant, and shall be subject to earlier termination as hereinafter provided.

(d) Termination of Service.  In the event of the termination of service on the Board by the holder of any option, other than by reason of total and permanent disability, death or such holder’s resignation following the completion of five years of service on the Board as set forth in paragraph (e) hereof, the then outstanding options of such holder shall expire ninety (90) days after such termination.

(e) Disability, Death or Resignation.  In the event of termination of service by reason of the total and permanent disability of the holder of any option or such holder’s resignation following the completion of five years of service on the Board, each of the then outstanding options of such holder will immediately mature in full and the holder may exercise all or any portion of such option at any time within one year after such total and permanent disability or resignation, but in no event after the expiration date of the term of the option. In the event of the death of the holder of any option, each of the then outstanding options of such holder will immediately mature in full and become exercisable by the holder’s legal representative at any time within a period of one year after death, but in no event after the expiration date of the term of the option.

(f) Payment.  Options may be exercised only upon payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash or in Stock, or in a combination of cash and Stock. The sum of the cash and the fair market value of such Stock shall be at least equal to the aggregate purchase price of the shares to be delivered.

7.  Terms and Conditions of Annual Restricted Stock Issuances

Except as provided in this Plan, each annual issuance of restricted shares of Stock granted under this Plan shall be subject to the following terms and conditions:

(a) Restricted Stock Grant Dates.  The amount of 8,500 shares of Stock (as adjusted pursuant to Section 9) shall be granted automatically on an annual basis to each Eligible Director as of the fourth business day following the date of each Annual Meeting of Stockholders of the Company at which the Eligible Director is elected. In addition, the amount of 2,000 shares of Stock (as adjusted pursuant to Section 9) shall be granted automatically on an annual basis to the lead non-management director of the Board as of the fourth business day following the date of each Annual Meeting of Stockholders of the Company at which such director is elected to the Board.

(b) Restrictions.  Each share of Stock issued under this Plan shall be restricted as a result of being subject to a three year vesting period, and shall be subject to forfeiture and cancellation in the event of early termination of such vesting period as hereinafter provided.

2

(c) Termination of Service.  In the event of the termination of service on the Board by the holder of any unvested shares of Stock, other than by reason of total and permanent disability, death or such holder’s resignation following the completion of five years of service on the Board, as set forth in paragraph (d) hereof, the then unvested shares of Stock shall be forfeited and cancelled unless such unvested shares of Stock vest on or before the date which is ninety (90) days after such termination.

(d) Disability, Death or Resignation.  In the event of termination of service by reason of the total and permanent disability of the holder of any unvested shares of Stock or such holder’s resignation following the completion of five years of service on the Board, each of the then unvested shares of Stock of such holder will immediately vest in full as of the date of such total and permanent disability or resignation of the holder. In the event of the death of the holder of any unvested shares of Stock, each of the then unvested shares of Stock will immediately vest in full as of the date of death of such holder.

8.  Terms and Conditions of Restricted Stock Being Issued in Lieu of Annual Director Fees.

So long as the Company pays an annual fee to Eligible Directors, then each Eligible Director may elect to receive all of his or her annual director fee from the Company in the form of shares of Stock, subject to the following terms and conditions:

(a) Restricted Stock in Lieu of Annual Director Fee.  Except as otherwise provided in this Plan, each Eligible Director may elect to receive all of his or her annual director fee from the Company in the form of shares of Stock to be issued to such director in the number of whole shares of Stock which is equal to (i) the amount of such annual director fee divided by (ii) the closing sale price per share of the Stock as reported by the New York Stock Exchange on the third business day following the date of each Annual Meeting of Stockholders at which the Eligible Director is elected. The shares of Stock received by such Eligible Director in lieu of his or her annual director fee will be subject to the provisions of Section 7 (b), (c) and (d) of this Plan.

(b) Additional Restricted Stock.  In the event an Eligible Director elects to receive his or her annual director fee in shares of Stock under this Plan, then such eligible Director shall also receive an additional number of shares of Stock under this Plan in an amount equal to ten percent of the number shares of Stock that such Eligible Director received in lieu of his or her annual director fee under Section 8(a). The date of grant of such additional shares shall be the fourth business day following the date of each Annual Meeting of Stockholders at which the Eligible Director is elected and all other terms and provisions of such additional shares shall be the same as under the provisions of Section 7 (b), (c) and (d) of this Plan.

9.  Adjustment upon Changes in Stock

If there shall be any change in the Stock subject to the Plan or to any option granted thereunder through a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock or other change in the corporate structure, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding option grants and in the purchase price of outstanding options to reflect such changes.

10.  Merger, Consolidation or Liquidation

At least 30 days prior written notice of a merger, consolidation or liquidation of the Company shall be given by the Company to each option holder and each holder of restricted Stock issued under this Plan, in which case vesting shall accelerate and all outstanding options shall become fully exercisable and all unvested shares of Stock shall become fully vested. Upon the occurrence of a merger, consolidation or liquidation of the Company, this Plan and all options then outstanding hereunder shall automatically terminate unless the surviving or acquiring corporation shall assume the outstanding options or substitute new options for them.

11.  Assignment and Transfer

Each option and all rights thereunder shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and shall be exercisable during the holder’s lifetime only by the holder or the

3

holder’s guardian or legal representative. Each unvested share of Stock issued under this Plan shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and may not be sold, pledged, hypothecated, assigned or transferred until only after each such share of Stock has vested pursuant to the terms of this Plan.

12.  Limitation of Rights

(a) No Right to Continue as a Director.  Neither this Plan, nor the granting of an option, nor the issuance of any shares of Stock nor any other action taken pursuant to this Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.

(b) No Stockholder’s Rights for Options or Unvested Shares.  An optionee shall have no rights as a stockholder with respect to the shares covered by options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued. The holder of unvested shares of Stock shall have no rights as a stockholder with respect to such unvested shares granted hereunder until the date such shares become vested in the holder, and no adjustment will be made for dividends or other rights for which the record date is prior to the date of the vesting of such shares of Stock.

13.  Effective Date and Duration of Plan

This Plan first became effective immediately following the 2003 Annual Meeting of Stockholders and shall continue to be effective, as amended, for the duration of the Plan set forth below. The period during which grants of options and restricted shares of Stock shall be made under this Plan shall terminate on the fourth business day following the 2013 Annual Meeting of Stockholders (unless this Plan is extended or terminated at an earlier date) but such termination shall not affect the terms of any then outstanding options or restricted shares.

14.  Amendment, Suspension or Termination of the Plan

The Board of Directors may suspend or terminate this Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders, no revision or amendment shall change the selection or eligibility of directors to receive restricted shares of Stock under this Plan, the number of shares of Stock subject to any grants of restricted shares or the Plan itself, the vesting period of any grant of restricted shares or materially increase the benefits accruing to participants under this Plan; and further provided that the Plan provisions relating to grants of restricted shares shall not be amended more than once every six months, other than to comport with changes under the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.

15.  Fractional Shares

No fractional shares of Stock shall be issued pursuant to prior grants of options or restricted shares of Stock hereunder, but in lieu thereof, the cash value of such fraction shall be paid.

4

PROXY
HANGER ORTHOPEDIC GROUP, INC.
TWO BETHESDA METRO CENTER, SUITE 1200
BETHESDA, MARYLAND 20814
          This proxy is solicited by the Board of Directors for the ANNUAL MEETING OF STOCKHOLDERS of Hanger Orthopedic Group, Inc. (the “Company”), a Delaware corporation, on May 12, 2006, 10:00 a.m., local time.
          The undersigned appoints Ivan R. Sabel and Thomas F. Kirk, and each of them, a proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 12, 2006, or at any adjournment thereof, with all powers the undersigned would have if personally present.

Address Change/Comments (Mark the corresponding box on the reverse side)

∧ FOLD AND DETACH HERE ∧

Mark Here
for Address ☐
Change or
Comments
PLEASE SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS	FOR	WITHHOLD
VOTING FOR THE FOLLOWING PROPOSALS:	all nominees	AUTHORITY
	except as marked to	to vote for
	the contrary)	all nominees
	☐	listed
☐

1.	TO ELECT DIRECTORS
Nominees:
EDMOND E. CHARRETTE, M.D.,
THOMAS P. COOPER, M.D.,
CYNTHIA L. FELDMANN,
WILLIAM R. FLOYD,
ERIC GREEN,
ISAAC KAUFMAN,
THOMAS F. KIRK,
IVAN R. SABEL, CPO, and
H.E. THRANHARDT, CPO.
INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME ON THE SPACE PROVIDED BELOW.

2. Proposal to increase by 2,700,000 additional shares the number of shares of Common Stock authorized for issuance under the 2002 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
3. Proposal to amend the terms of the 2003 Non-Employee Directors’ Stock Incentive Plan to provide for (i) an automatic annual grant of 8,500 shares of restricted Common Stock and (ii) an automatic annual grant of 2,000 restricted shares of Common Stock to the lead non-management director, with such shares of restricted Common Stock to vest over a three-year period.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
4. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.
Sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, indicate title. If shares are held jointly, each holder should sign.

Date , 2006

Signature of Stockholder(s)

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet and telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/hgr		1-866-544-5760		Mark, sign and date your proxy card and return it in the enclosed postage- paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site, or vote your proxy thru ISD at: http://www.melloninvestor.com/isd.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR

If you vote your proxy by Internet or by telephone,
You do NOT need to mail back your proxy card.